Exhibit 10.5

STATE OF CALIFORNIA		Department of Transportation
STANDARD AGREEMENT
STD 213 (Rev 09/01)
AGREEMENT NUMBER
	Public Works Agreement	56A0298
REGISTRATION NUMBER

1.	This Agreement is entered into between the State Agency and the Contractor named below:
STATE AGENCY'S NAME
California Department of Transportation (Caltrans)
CONTRACTOR'S NAME
Michael J. Sullivan Communications
2.	The term of this Agreement is:	June 1, 2011 through May 31, 2014
3.	The maximum amount of this Agreement is:	$403,499.60 Four Hundred Three Thousand Four Hundred Ninety-nine Dollars and Sixty Cents
4.	The parties agree to comply with the terms and conditions of the following exhibits/attachments, which are by this reference made a part of the Agreement.

Exhibit A — Scope of Work	17 Pages
Exhibit B — Budget Detail and Payment Provisions	8 Pages
Exhibit C* — General Terms and Conditions (Electronic File: GTC 610)
Exhibit D - Special Terms and Conditions	3 Pages
Exhibit E — Additional Provisions	4 Pages
Attachment 1 — Bid Proposal	1 Page
Attachment 2 — Bidder Declaration Form, GSPD-05-105	2 Pages
Attachment 3 — Contractor Certification Clause	4 Pages
Attachment 4 — Maintenance Service Agreements Labor Compliance Offices	1 Page
Attachment 5 — Service Request Ticket Listing/Work Authorization	3 Pages
Attachment 6 — District Communications Line & Element Inventory (2009)	2 Pages

Items shown with an Asterisk (*), are hereby incorporated by reference and made part of this Agreement as if attached hereto. These documents can be viewed at http://www.ols.dgs.ca.gov/Standard+Language/default.htm

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto.
CONTRACTOR		California Department of
CONTRACTOR'S NAME (if other than an individual, state whether a corporation, partnership, etc.)		General Services Use
Michael J. Sullivan Communications		Only
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Michael J. Sullivan	5/27/2011
PRINTED NAME AND TITLE OF PERSON SIGNING
Michael J. Sullivan, Owner
ADDRESS
4830 Sorento Road Sacramento, CA 95835
STATE OF CALIFORNIA
AGENCY NAME
California Department of Transportation (Caltrans)
BY (Authorized signature)	DATE SIGNED (Do not type)
/s/ Lindy K. Wilson	6/01/2011
PRINTED NAME AND TITLE OF PERSON SIGNING		☒ Exempt per: PCC 10100
Lindy K. Wilson, Contract Officer
ADDRESS
1727 30 Street 4th Floor Sacramento, CA 95816

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

SCOPE OF WORK

1.
Contractor agrees to provide On-Call, As Need Maintenance and Repair of Traffic Operations Systems Network (TOSNET) Telecommunications Infrastructure to the California Department of Transportation (Caltrans).

2.	The services shall be performed in the following Counties: Alpine, Amador, Calaveras, Mariposa, Merced, San Joaquin, Stanislaus, and Tuolumne

3.	The main District Office building is located at: California Department of Transportation (Caltrans) 1976 East Dr. Martin Luther King Boulevard Stockton, CA 95205

4.
This Agreement will commence on June 1, 2011 as presented herein or upon approval by Caltrans, whichever is later and no work shall begin before that time. This Agreement is of no effect unless approved by the Caltrans. The Contractor shall not receive payment for work performed prior to approval of the Agreement and before receipt of notice to proceed by the Caltrans Contract Manager. This Agreement shall expire on May 31, 2014. The services shall be provided on an on-call, as need basis 24-hours a day, seven (7) days a week including holidays. The parties may amend this Agreement as permitted by law.

5.	All inquiries during the term of this Agreement will be directed to the project representatives listed below:

California Department of Transportation (Caltrans)	Contractor: Michael J. Sullivan Communications
Section/Unit: Division of Maintenance	Section/Unit:
Contract Manager: Takeshi Tokunaga	Project Manager: Michael J. Sullivan
Address: 1120 N Street, MS 77	Address: 4830 Sorento Road
Sacramento, CA 95814	Sacramento, CA 95835
Bus. Phone No.: (916) 654-5750	Bus. Phone No.:-(916) 564-4395
Fax Phone No.: (916) 654-3862	Fax Phone No.: (916) 568-0895

6.  Description of Work

A.
Contractor shall provide on an on-call hourly rate, as needed basis, all labor, equipment materials and incidentals necessary for the maintenance of the communication infrastructure systems, network systems and associated equipment that comprise TOSNET. The maintenance will apply to voice, video and data communications equipment and all facilities used to connect the Traffic Operation System (TOS) field elements to the Transportation Management Center (TMC).

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT-A
Public Works Agreement

B.
Contractor shall be responsible for testing, repairing, restoring and documenting the field communications systems and equipment as directed by the Caltrans Contract Manager, who may also authorize proactive maintenance on an hourly basis. Each task will be delegated to the Contractor using either Service Request Ticket Listing/Work Authorization forms or through electronic means (email, fax or ticketing system) as directed by the Caltrans Contract Manager.

7. Inventory of Communication System and Field Element

The TOS in the field are, but not limited to:

A.	Closed Circuit Television (CCTV)

B.	Changeable Message Sign (CMS)

C.	Extinguishable Message Signs (EMS)

D.	Environmental Sensing Unit (ESU)

E.	Road Weather Information System (RWIS)

F.	Highway Advisory Radio (HAR)

G.	Ramp Metering System (RMS)

H.	Vehicle Detection System (VDS). Types include: Loop Detection Station (LDS), Microwave Vehicle Detector Station (MVDS), Wireless Vehicle Detection Station (WVDS), etc.

8.  Examples of Caltrans Equipment used to Communicate to TOS Field Elements

A.	2-wire and 4-wire leaded and switched lines

B.	Analog and digital modems

C.	Ethernet extenders, bridges and serial cards

D.	T1 Multiplexer, channel banks and Digital Cross-connects (DACS)

E.	Fiber optic media converters, distribution units, cabling for video and data transceivers

F.	Telco Analog and Digital Circuits such as POTS, Bell 3002, T1, DSO, Frame Relay, ISDN, DSL, Measured Business Lines (1 MB), DS-n/OC-n

G.	Camera controller units, video matrix switcher, receivers/transmitters, encoders and decoders

H.	Video/data multiplexer and demultiplexer equipment

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT-A
Public Works Agreement

I.	Wireless modems such as GPRS/CDMA/HSPA modems, 802.11 Wireless access points/bridges/modems

9.
Number, mix and configuration of the TOSNET equipment may change. Refer to District Communications Line & Element Inventory (2009), Attachment 6, for latest TOSNET inventory to extract data for the District referenced in this contract. This is a representative inventory and may, change during the contract duration. On-call service request will include the above changes and shall not in any way change the total contracted amount. Invoicing shall be at the contracted hourly rate. The Caltrans Contract Manager will notify the Contractor of the necessary changes to ensure continued support and maintenance of TOSNET. However, the services required under this contract will remain the same, unless a mutually agreed upon amendment is executed.

10. Technical Tasks

A.
Use of TOS support tools / applications, including the Advanced Transportation Management System (ATMS), Ramp Metering Information System (RMIS), Performance Monitoring System (PeMS), and Trac Ticketing System (TRAC), performance data to aid in trouble shooting and isolating problems. These performance/diagnostic tools and data can be accessed at the District Office or through the Caltrans Contract Manager.

B.
Remedial copper plant/fiber optic repair tasks of less than eight (8) man hours of work per Service Request Ticket Listing. Such task shall typically be limited to line testing using tracer or visual fault locator, source and power meter, Time Domain Reflectometer (TDR), with proper equipment adapters for cable plant, launch cables/end cables, and connector cleaners.

C.
Contractor shall use up to date test equipment to test and locate any deficiencies in copper/fiber optic lines and provide limited restoration/splicing at the cabinet perimeter or as directed by the Caltrans Contract Manager.

D.	Contractor shall provide cabling verification information, including end to end attenuation and TDR testing results (worksheet to be provided by Caltrans.

E.
For extensive restoration requiring more than two (2) days of work, the Caltrans Contract manager will task the Contractor to provide a restoration plan, whose implementation work effort shall be accomplished using other contracts or resources.

F.	Coordination with Telco repair team to provide end to end testing of Telco analog and digital circuits.

G.
Reading Caltrans Engineering "As-Builts" and circuit drawings to determine location and types of circuit elements to test and repair. Any changes to the "As-Builts" resulting from the contracted work shall re-lined and submitted to the Caltrans Contract Manager for approval and subsequent update of the map-file library archives.

Michael J. Sullivan Communications
Agreement Number 56A0298

  EXHIBIT A
Public Works Agreement

H.	Using a data scope or protocol analyzer to evaluate serial RS-232 data quality on modem lines.

I.	Using a loop meter and Tone Generator to evaluate analog signal strength and line loss on 4-wire twisted-pair circuits.

J.	Using a T-1 BERT Tester to analyze signal quality to and from a D4 Channel bank.

K.
Troubleshoot, repair, operate and program the existing Gigabit Ethernet layers 2 and 3 link problems, including but not limited to switches, video encoders and decoders; measure-end-to-end performance and availability.

L.	Adjusting line amplifier and bridges used on multi-drop circuits to meet circuit line specifications.

M.	Wiring and re-wiring control cabinet communication equipment using Caltrans-approved methods and procedures which will be furnished by the Caltrans Contract Manager, upon request.

N.
During each field repair/maintenance action, perform inventory or audit of TOSNET communication element(s) and provide a written list and new/updated communication network diagram to the Caltrans Contract Manager.

O.	Install underground voice or data circuit feeder to TOSNET elements.

P.	Install , terminate, connectorize, splice, test and pull through conduit (within a limited distance of no more than ten (10) feet), both twisted-pair and fiber optic lines.

Q.	Install, test, certify and troubleshoot local area network (LAN) cabling systems, including Ethernet on-fiber and copper media.

R.	Provide testing, analysis and repair of video, voice and data systems. Including electronic devices such gateways, hubs, NIC cards and telephone switches.

S.	Duties shall include preventative, corrective and emergency maintenance as well as inventory, testing, verification and documenting of communication systems.

T.
For all field repair/maintenance action, the Contractor shall complete Attachment 5, Timesheet and TRAC Service Request/Ticket Listing or through electronic means, to document the authorized work completed, filling all pertinent fields in the form.

11. Points of Contact

A.
Caltrans Contract Manager will be Caltrans primary point-of-contact for this Agreement. The Caltrans Contract Manager may identify his/her authorized designee for this Agreement. Any reference to the Caltrans Contract Manager may be substituted by his/her designee. The name of the Caltrans Contract Manager or his/her authorized designee will be provided to the Contractor and is subject to change during the term of this Agreement. Changes will be conveyed in writing. Also, a Headquarters TOSNET Coordinator, providing technical, budgetary and administrative support will be identified at the start to this Agreement. The TOSNET Coordinator will assist in the implementation and coordination of this Agreement. It shall be understood at all times that if the Caltrans Contract Manager should consider it necessary may alter a Service Request Ticket Listing or directions issued by his/her designee.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

B.	Contractor shall designate a Project Manger to serve as the Contractor's point of contact for billing and administrative issues and be responsible, for the activities of all Contractor employees.

C.
When the Contactor has more than one employee is assigned to work on this Agreement, the Contractor shall designate one employee as lead worker over the Contractor's crew. This lead worker shall report to the Caltrans Contract Manage and the Contractor's Project Manager.

12. Staffing

Refer to Attachment 1, Bid Proposal, for the estimated number of hours Caltrans anticipates will be required to perform this Agreement. Attachment 6, District Communications Line & Element Inventory (2009), is the estimated element quantities in the District. It will be the responsibility of the Caltrans Contract Manager to determine the number of staff the Contractor will need on a particular task assignment.

13. Rates

A.
For each classification identified, the Contractor shall identify a. per hour wage rate. The hourly wage rate shall include labor, all test equipment, cost of vehicles used by the contract staff (fuel, insurance, tools, repair and maintenance of vehicle and travel time) as well as office space and storage space, and supplies used by the Contractor's staff, and all other overhead costs including prevailing wages paid to Contractor's employees for administrative work.

B.	Prevailing Wages for this Agreement shall be paid at the rate from the county in the list with the highest prevailing wage determination.

C.
Billable time begins at the reported time and location as directed by the Caltrans Contract Manager. Billable time does not include any time before the designated report time. Billable time does not include Contractor administration time which is considered built into the Contractor hourly rate in the bid.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

D.
Overtime and Holiday work shall require .a written approval from the Caltrans Contract Manager or authorized designee in consultation with HQ Coordinator; Unit Price Rate for an hourly rate in accordance with Bid Proposal Sheet, Attachment 1.

14. Classifications

The Contractor shall provide journeyman level Telecommunications Technicians (for District 8, San Bernardino/Riverside counties, shall be Electrician: Communication & Systems Technicians), who are properly trained at all times and able to perform all the tasks listed in Section C and D. The Department of Industrial Relations (DIR) website (http://www.dir.ca.gov) may be consulted to review the appropriate job classification with scope of work needed to perform said tasks.

15. Minimum Qualifications

A.
Each Technician shall at a minimum, have completed a recognized experience as a technician for four (4) years of successful and varied experience in the repair, maintenance and installation of, voice, data and video telecommunications equipment and devices.

B.
An Associate of Arts/Science or Certificate of Electrical or Electronics Technology may be substituted for two (2) years of the required experience. Desirable expertise and qualifications would include certifications as a Certified Cisco Network Analyst (CCNA) or Certified Cisco Network Engineer (CCNE).

C.
The Contractor shall ensure that technicians possess the necessary knowledge, skills, and abilities (KSAs) to perform the tasks assigned. The State shall not be responsible for any training other that what is described under "State Responsibilities". If at any time the State or the Caltrans Contract Manager determines that an employee-- fails to meet the minimum qualifications and KSAs; does not have the competency required for the tasks assigned, or is not performing under the contract-- that employee is not eligible to continue work under this contract, and upon notification, shall be immediately removed from the jobsite.

16. Knowledge, Skills and Abilities

A.
Technicians shall have knowledge of electrical and electronics theory; basic terminology, principles, methods, materials, tools and equipment used in the installation, maintenance and repair of electrical, electronic, and telecommunications equipment, including solid-state circuits and transistors; safety precautions while working with electricity, including the National Electric Code, the Electrical Orders of the Division of Industrial Safety, and CAL/OSHA safety, and health regulations.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT-A
Public works Agreement

B.
Technicians shall have the ability to communicate at a level required for successful job performance; follow directions; work with hand tools; read electrical schematic symbology/drawings and construction blueprints; analyze situations and adopt effective courses of action. Technician shall also have the ability to make rough sketches and draw diagrams (including either use of Microsoft Visio, CAD package or equivalent), list material needs, complete work reports; work independently without close supervision, and establish and -maintain effective, cooperative relations with those contacted at work; act as a lead worker; instruct assistants; establish and maintain a safe work environment; order materials and equipment, and make daily work reports.

C.
Technicians shall have skills in installing, repairing and maintaining a wide variety of electrical and wiring, cable testing requirements/standards, color coding/proper termination sequence, wiring/cabling qualified uses, and knowledge of Electronic Industries Association (ElA)/Telecommunications Industry Association (TIA) standards.

D.
Contractor shall insure that employees are qualified and properly trained at all times and ensure that all employees are competent in maintaining and repairing different types of communication links prior to working on any State facility and maintain competency of its employees.

17. Traffic Control and Shoulder Closures

A.
Contractor shall be responsible for providing any necessary shoulder closure, when necessary for the TOSNET repair and maintenance function. Shoulder closures shall be in accordance with the Caltrans Maintenance Manual, Volume 1, July 2006, Chapter 8, Section 8.2.1 for shoulder closures. All costs for shoulder closures shall be considered included in the rate bid per hour, and no additional compensation will be allowed.

B.
However, when lane closure (as opposed to shoulder closure), is necessary for the Contractor to perform tasks under this contract, Contractor shall closely coordinate work with Caltrans Contract Manager. Lane closure will be performed by Caltrans personnel or a separate Caltrans vendor. Contractor shall cooperate with Caltrans personnel,  District Traffic Manager, and with other vendors.

18. Hours and Response Time.

A.
Contractor shall provide services on an on-call/as-needed basis as requested by the Caltrans Contract Manager (CM). The Contractor shall be available 24- hours a day, seven days a week. The Contractor shall designate a contact person and their alternate, and furnish a phone/pager number where they may be reached 24-hours a day, seven days a week.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

B.
Upon notification of Service Request by Caltrans through phone, email or face-to-face, Contractor shall acknowledge receipt of Service Request within one (1) hour and be on-site within four (4) hours from notification, unless directed by the CM to a different reporting time.

C.
If upon initial assessment by Contractor that repair can be affected within two-hours, the Contractor shall proceed with the Service and submit the Service Request to the CM for closure. However, if work appears to be beyond the two hour limit, the Contractor shall provide an Assessment and Cost Estimate (Estimate) within twenty-four (24) hours of arrival at the site and submit it to the CM.

D.
If CM agrees-with the Estimate, CM shall modify the Service Request within twenty-four (24) hours of receipt of the Estimate. Upon receipt of the modified Service Request, the Contractor shall commence work within twenty-four (24) hours in accordance with the Estimate. As soon as the Contractor realizes that repair cannot be completed within the time stipulated in the Service Request, Contractor shall notify and get directions from Caltrans Contract Manager. Should additional parts be needed or time granted to complete the repairs, the Service Request will be amended by the CM to reflect these changes and work will continue in accordance with the amended Service Request. If the Estimate is disapproved by CM, Contractor shall modify Estimate and resubmit such within twenty-four (24) hours for CM approval.

E.
Billable hours shall commence only upon Contractor arriving at the Designated Work Reporting location identified in this Exhibit; Section I; or alternate Working Reporting location as directed by CM. The Contractor shall obtain prior written approval from the CM on the expenditure of overtime hours. When feasible, CM shall discuss overtime expenditure with Headquarter Maintenance counterpart.

19. Travel

A.
Contractor shall only be reimbursed for mileage beyond the 50 mile radius from the Reporting Location. All reimbursable travel shall require a prior written approval from the Caltrans Contract Manager.

B.
Contractor work may include overnight stay at extended locations. Travel that may include lodging shall have prior written approval from the Caltrans Contract Manager and shall be reimbursed at rates not to exceed the State's travel reimbursement rates for State-directed travel. Reimbursement costs for lodging shall not include mileage. Receipts will be required for lodging expenses.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

20. Office and Storage Location

A.
The Contractor shall provide normal office working facilities and equipment necessary for the Contractor's performance under this Contract. Any special requirements (e.g., computer time, reprographic services, key data entry, etc.) shall also be provided by the Contractor. Contractor personnel (including any Subcontractors) may be housed at any Contractor-supplied location within the contracted counties, the cost of which shall be included in the overhead assessment in the hourly labor rate.

B.
The Contractor shall provide a working facility for storage of TOSNET equipment and material. The cost of the facility shall be included in the overhead assessment in the hourly labor rate. The location shall be approved by the State after contract award, and prior to any relocation during the term of the contract.

C.	The Contractor shall provide parking spaces and toll expenses for all Contractor employees.

21. Vehicles, Safety Equipment, Supplies, Tools and Test Equipment

A.
The Contractor shall provide all vehicles, tools/test equipment, and supplies necessary to complete the assigned tasks and avoid any work stoppages. Any diversion from this requirement shall require a written approval from Caltrans Contract Manager. The cost of these shall be contained in the hourly labor rate as defined above. The Contractor may not begin work unless the Caltrans Contract Manager is satisfied that the Contractor's employees are fully equipped to perform the tasks assigned.

1) Vehicles:

High-profile vehicle pickup truck with camper shell or sport utility vehicle. An alternate vehicle may be a cargo van with inside racks and shelving and outside ladder rack. The vehicle shall be fitted with fixed or portable safety flashing beacons. The vehicle shall be in good operating condition. Maintenance shall be current, and records shall be provided upon request. If the vehicle is a pickup truck, the camper shell shall be designed to fit on that specific model of pickup truck, and be lockable to protect equipment from damage or theft. These vehicles shall be able to access all locations on the State Highway System in all weather conditions.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIIA
Public Works Agreement

2) Safety Equipment

a) Personal protective equipment (PPE) necessary to complete tasks in a timely manner that is equal or better than normal communication industry standards, and at the same time complying with Cal/OSHA, and Caltrans Safety Standards. Contractor shall comply with current State and Caltrans PPE standards for electrical personnel. Refer to Caltrans Electrical Maintenance guidelines.

b) Safety vest, hard hat, eye protection, gloves, safety shoes/boots, ear protection

c) Safety beacon; traffic cones (28") for shoulder closures

d) 6-foot A-frame ladder and a 16-foot extension ladder; both ladders shall be fiber-glass with weight capacity of 300 pounds minimum

3) General Tools and Supplies, including, but not limited to:

a) Laptop computer with CD/DVD writer (must comply to Caltrans IT equipment standards in force at the start of the contract) and active wireless cards for Internet access

b) Business cards, note pads, paper/pen/folders

c) batteries for tools and equipment (general office supplies),

d) email account, and cellular telephone with text messaging and e-mail access

e) sand paper, black isolation tape,

f) USB flash memory, USB to serial converter, and blank R/W CDs/DVDs

g) Portable label maker and cartridges (Brady BMP21 or equivalent)

h) Digital camera (high resolution)

i) Vacuum cleaner (portable) and high power cordless drill

j) 12V DC to AC converter, 400 W or greater

k) GPS devices (Garmin Etrex or equivalent)

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

4) Tools and Test Equipment, including, but not limited to:

a)	Tool box and hand tool kit with the proper electrical, mechanical and telecommunications tools necessary to complete the work (i.e. Specialized Products brand, Model SPC88T or equivalent)

b)	Digital multi-meter (TPI 440 or equivalent)

c)	Color Video monitor (5 in. or larger, black and white not acceptable)

d)	Telephone handset (Harris TS-22A or equivalent)

e)	Ethernet Network Analyzer (Fluke Etherscope Series II or equivalent)

f)	Bit error rate tester (Fluke 635-1 or equivalent)

g)	Handheld Oscilloscope (Fluke series 190 or equivalent)

h)	RS-232 protocol analyzer

i)	Tone generator and tracer (3320 Accutone Triplett, 3245-K Fox and Hound Kit,-or equivalent)

j)	DSL Loop test set (Triplett Model 5 or equivalent)

k) I)	Optical power meter or loss test set (Model OPM 4-4C or equivalent) TDR devices for optic and twisted-pair systems

5) Reimbursable Specialized Equipment

a)
The Contractor shall provide specialized tools and equipment, such as personnel lift and boom trucks, on an as needed basis to perform a requested service. Written authorization shall be obtained from the Caltrans Contract Manager prior to obtaining this equipment. Heavy equipment shall be supplied with an operator with an appropriate license and paid prevailing wage. The Contractor shall be responsible for payment to the vendor to obtain such equipment. Contractor-owned specialized equipment shall be reimbursed at market rate as determined by Caltrans Contract Manager. 'Reimbursement for actual expenditures shall be added to the monthly invoice, and shall include appropriate documentation, including a copy of the paid invoice with an itemized listing and receipts.

b)
The use of State property by the Contractor or its employees will not be allowed, except on a case-by-case basis as approved by the Caltrans Contract Manager. The Caltrans Contract Manager's decision will be final. The Contractor shall at its own expense, repair and or replace any State-owned tools damaged by the Contractor.

c)
The Contractor shall maintain all tools, Vehicles, and equipment. All tools shall be in good working condition with all the required certifications. The Contractor shall calibrate tools and equipment in accordance with the manufacturer's specifications or applicable National Institute of Standards and Technology (NIST).standards. Contractor's employees are not authorized to work until the test equipment is calibrated to meet the referenced standards and specifications. Maintenance and calibration records shall be kept on file and provided upon request.

d)	If the breakdown of a vehicle or piece of equipment delays the work in the field, the hours of delay shall not be billed to the State or included in the monthly invoice.

Michael J. Sullivan Communications
Agreement Number 56A0298

 EXHIBIT A
Public Works Agreement

22. Service Request, Work Authorization, Assignments and Trouble Ticketing

A.	Contractor shall respond with a minimum of one (1) Technician to the work site, unless otherwise directed by the Caltrans Contract Manager.

B.
Each Service Request will be issued by the Caltrans Contract Manager or its designee, by faxing a copy of the Work Authorization form in Attachment 5 to the Contractor; alternately, it may be emailed to the Contractor with a return receipt confirmation.

C.
At the discretion of the Caltrans Contract Manager, the Contractor may be required to use the Caltrans TRAC system, an internal Trouble Ticketing system used between Caltrans Traffic Operations and Maintenance Programs. This may be used to develop the monthly ticket listing and summary sheets identified in Attachment 5 - Work Authorization.

D.	The Contractor shall report to the designated reporting location-Caltrans office or maintenance yard as directed by the Caltrans Contract Manager to receive work direction.

23. Invoice, Report and Billing

A.
Administration work such as preparing invoices or payments to other vendors shall be considered part of the overhead and shall not be billed directly on the invoices. The project manager's time and salary shall be considered part of the overhead and shall not be billed directly on the invoices.

B.
The approval of the Caltrans Contract Manager is required for expenditures over $100, either per item or per purchase. The. Contractor shall purchase TOSNET repair materials (for example, cables, wires, and hardware), spare parts and equipment for the State (for example, multiplexer, de-multiplexer, bridges, and modems) and any other communication equipment not mentioned here. See Exhibit B, on the details on reimbursement.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

C.
At the initial start of the Agreement, the Contractor shall work with Caltrans District personnel to identify needed minimum level of spare parts inventory (e.g. patch cables, cat 5 outdoor cable, modular jacks, small telephony modules, switches and modems). These shall be approved in writing by the Caltrans Contract Manager.

D.
Together with the monthly invoice, the Contractor shall provide, a hardcopy documentation as listed below (see also Attachment 5) to the Caltrans Contract Manager. An electronic submittal, in Excel format, cannot replace the hardcopy documentation.

E.
A weekly "Maintenance Activity Report", which tracks all districts' service requests, and associated corrective and preventative work performed by the Contractor. It shall have the following information, but not limited to: repair ticket number, status, element type, element ID, date worked, hours billed, travel time, technician, problem, resolution, and parts used,

F.	A Summary sheet, showing number of tickets, tickets per element type, and hours per element.

G.	If directed by the Caltrans Contract Manager, .a copy of each Work Authorization, all hours adding up to the invoiced hours.

24. Cal/OSHA and Safety

A.
Contractor shall provide safety training to all employee staff in compliance with Cal/OSHA and Caltrans Safety Manual, Chapter 8, and Code of Safe Operating Practices. Contractor shall provide a monthly report of the content and a list of all staff attended this safety training.

B.
Contractor shall conform to and follow all applicable occupational safety and health standards, rules, regulations and orders (including confined work spaces) as established by Caltrans and the State of California (including, but not limited to, Caltrans Maintenance Manual Chapter 8, Protection of Workers, Caltrans Code of Safe Operating Practices, and Cal/OSHA Regulations).

25. Inspection, Cooperation and Subcontracting

A.	Inspection and Approval

Contractor shall follow the Caltrans Contract Manager's direction with respect to problem resolution. All work is subject to monitoring and inspection by the Caltrans Contract Manager. Upon completion of work, Contractor shall request a: final inspection for acceptance and approval by Caltrans.

Michael J. Sullivan Communications
Agreement Number 56A0298

 EXHIBIT A
Public Works Agreement

B.	Cooperation

1)
Should construction be under way by other forces or by other Contractors within or adjacent to the limits of the work specified or should work of any other nature be under way by other forces within or adjacent to those limits, the Contractor shall cooperate with all the other Contractors or other forces to the end that any delay or hindrance to their work will be avoided. Simultaneously, Contractor shall continue portion of the work that can be safely completed and the balance of work completed upon the site being accessible. The right is reserved to perform other or additional work at or near the site (including material sources) at any time, by the use of other forces.

2)
When two or more Contractors are employed on related or adjacent work or obtain materials from the same material source, as provided in §6-2.02, "Possible Local Material Sources," or §6-2.03, "Mandatory Local Material Sources," per the Standard Specifications, July 2006, State of California, Department of Transportation. Each shall conduct their operations in such a manner as not to cause any unnecessary delay or hindrance to the other.

3).
Contractor shall be responsible to the other for all damage to work, to persons or property caused to the other by their operations, and for loss caused the other due to unnecessary delays or failure to finish the work within the time specified for completion.

26.	Subcontracting

Subcontracting shall be allowed only with prior approval from the Caltrans Contract Manager and the HQ TOSNET Coordinator. The Contractor shall be allowed to use only subcontractors listed in this Contract and declared by the Contractor. The Contractor shall provide justification for subcontracting out This will include an explanation of the nature of the work to be subcontracted and the reason that the Contractor's employees are not capable of performing the work. The Contractor shall not charge an hourly rate for subcontracted work in excess of the hourly rate agreed to for the Contractor's employees. The Contractor shall be responsible in ensuring that the subcontractor is currently licensed, bonded and insured; documentation shall be provided to the Caltrans Contract Manager. The Subcontractor shall comply with prevailing wage requirements; invoice submittals to Caltrans shall include subcontractor invoices.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

27. State Responsibilities

The Caltrans Contract Manager or its designee shall:

A.	Make work assignments for Contractor employees.

B.	Respond to all questions that may arise, such as the quality or acceptability of materials and work performed, and rate of work progress.

C.	Shut down the Contractor's operation if at any time the Caltrans Contract Manager determines the Contractor's operation to be is in violation of the contract.

D.	Pay all invoices in accordance with this Agreement.

E.
Provide the details of the TOSNET system to the Contractor including location and layout of field elements, and communication hubs. Instruct the Contractor staff on the use of performance/diagnostic tools mentioned in Item C (1).

F.	Make available the existing documentation and manuals for the District's TOSNET infrastructure for Contractor to update and revise upon Caltrans Contract Manager's direction.

G.	Provide training on the configuration of new and existing communication. and TOSNET devices.

28. Definition of Terms

The following are definition of the terms that will be used in the course of this Contract:

ATMS - Advanced Transportation Management System

BERT - Bit Error Rate Tester

CCTV Closed Circuit Television

CDPD - Cellular Digital Packet Data

CMS - Changeable Message Sign

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

Caltrans Contract Manager — The Caltrans personnel in the District, who may assign a designee, who manages and monitors the Contractor performance on a daily basis

Corrective Maintenance - The type of support service performed by the Contractor on short lead-time unscheduled basis, at a time agreed by the Contractor and the Caltrans Contract Manager or designee; in contrast with Preventive Maintenance

Emergency Service - Support services that occur during non-business hours. This includes after hours, weekends, and. State holidays. Only corrective maintenance shall be performed during emergency service hours

EMS - Extinguishable Message Sign

ESU - Environmental Sensor Unit

GPRS - General Packet Radio Service

HAR - Highway Advisory Radio

HQ TOSNET Coordinator - Caltrans personnel from Caltrans Headquarter who are responsible for financial and legal aspects of this contract, and the performance of the Contractor

IP video - Internet protocol for video transport

ITS - Intelligent Transportation System

LDS - Loop (Vehicle) Detection System

MVDS - Microwave Vehicle Detection System

OTDR - Optical Time Domain Reflectometer

Outage Time - The time the service objective is not met

PeMS - Performance Monitoring System

Preventive Maintenance - The type of support service performed on a scheduled basis on communications equipment according to manufacturer's recommended schedule or as requested by the Caltrans Contract Manager, both of which is designed to keep the equipment in proper condition and prevent premature equipment failure; in contrast with Corrective Maintenance

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT A
Public Works Agreement

Repair Time - The time interval between the arrivals of contractor's service personnel at the maintenance site to the time of restored operation

Response time - The time interval between the times the Caltrans Contract :Manager or District Contract Manager requests Contractor for service to the time Contractor service personnel arrives on site of maintenance

RM.'S - Ramp Metering Information System

RIMS - Ramp Metering Station

RWIS - Remote Weather Information System

Standard Service - Support service that occurs during business hours of 7-8 a.m. to 4-5 p.m. (eight (8) working hours), Monday through Friday, excluding State holidays, as directed by the District Contract Manager

TMC - Transportation Management Center

TMS - Traffic Monitoring Station

TOS - Traffic Operations Systems

TOSNET - Traffic Operations System Network The total State-owned communications system and/or network systems associated equipment, which is to operate as an integrated group

TRAC - Trouble Ticketing application utilized by Traffic Operations and Maintenance

VDS - Vehicle Detection System,, includes various types

WVDS - Wireless Vehicle Detection System, (i.e. Sensys brand)

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

BUDGET DETAIL AND PAYMENT PROVISIONS

1. Invoicing and Payment

A.
For services satisfactorily rendered and approved by the Caltrans Contract Manager, and upon receipt and approval of the invoices and other required monthly submittals, Caltrans agrees to, compensate the Contractor for actual expenditures incurred in accordance with the Bid Proposal, Attachment 1. Incomplete or disputed invoices shall be returned to the Contractor, unpaid, for correction.

B.	Invoices shall be itemized in accordance with Bid Proposal, Attachment 1, and shall be signed and submitted in triplicate not more frequently than monthly in arrears of the service.

C.	Each- invoice shall include:

1) Agreement Number

2) Dates of Service

3) Location of Service

4) Service Month

5) Number of Hours by Classifications

6) Hourly Rates

7) Receipts for Material and Supplies

8) Work Order Number

9) Description of Work Order Number

10) Add additional information as required

11) Attachment 5

D.	Each invoice shall be submitted in triplicate to the following'.

California Department of Transportation (Caltrans)
HQ TOSNET Coordinator
Attention: Yin Shum, Caltrans Contract Manager
1120 N Street, MS77
Sacramento, CA 95814

California Department of Transportation (Caltrans)
District 10 TOSNET Manager
Attention: John Castro, Caltrans Contract Manager
1976 East Dr. Martin Luther King Boulevard
Stockton, CA 95205

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

E.
The Contractor shall submit a certified copy of all payroll records for verification by the Caltrans Contract Manager and/or designee with each invoice. Delinquent or inadequate certified payrolls or other required documents will result in the withholding of payment until such documents are submitted by the Contractor.

2. Budget Contingency Clause

A.
It is mutually understood between the parties that this Agreement may have been written before ascertaining the availability of congressional or legislative appropriation of funds, for the mutual benefit of both parties in order to avoid program and fiscal delays that would occur if the Agreement were executed after that determination was made.

B.
This Agreement is valid and enforceable only if sufficient funds are made available to the State of California by the United States Government or the California State Legislature for the purpose of this program. In addition, this Agreement is subject to any additional restrictions, limitations, conditions, or any statute enacted by the Congress or the State Legislature that may affect the provisions, terms or funding of this Agreement in any manner.

C.	It is mutually agreed that if the Congress or the California State Legislature does not appropriate sufficient funds for the program, this Agreement shall be amended to reflect any reduction in funds.

D.	Caltrans has the option to terminate the Agreement under the 30-day termination clause or to amend the Agreement to reflect any reduction of funds. Refer to Exhibit D, 3. A and B. Termination.

3. Payment Clause

Payment will be made in accordance with, and within the time specified in, Government Code (GC) Section 927.

4. Cost Limitation

A.	Total amount of this Agreement shall not exceed $403,499.60.

B.
It is understood and agreed that this total is an estimate and that Caltrans will pay only for those services actually rendered as authorized by the Caltrans Contract Manager or its designee up to the maximum.

5. Materials/Supplies

The Contractor will be reimbursed for.the actual cost of materials/supplies purchased to be consumed or installed at the work site in performance of the Agreement (including applicable sales tax), without additional allowance for markup. Contractor costs associated with the purchase and installation of materials/supplies are considered as a component of the Contractor's hourly rate for services that include wages, overhead, general and administrative expenses and profit. Cost of materials/supplies are to be substantiated by a copy of the appropriately signed original invoice verifying the actual cost and delivery of the material/supplies to Caltrans.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

6. Inclusive Costs

A.
The cost of employer payments to or on behalf of employees, subsistence, travel, compensation insurance premiums, unemployment contributions, social security taxes, Agreement bond premiums, and any other taxes or assessments including sales and use taxes required by law or otherwise shall be included in the Agreement rates and no additional allowance will be made thereof, unless separate payment provision should specifically so provide.

B.
Contractor shalt make travel and subsistence payments to each worker in compliance with Labor Code sections 1773.1 and 1773.9. Travel and subsistence requirements are available on the of Industrial Relations website at http://www.dir.ca.gov/DLSR/PWD/.

7. Cost Principles

A.
The-Contractor agrees that the Contract Cost Principles and Procedures, 48 CFR, Federal Acquisition Regulations System, Chapter 1, Part 31 et seq., shall be used to determine the allowable individual items of cost.

B.
The Contractor also agrees to comply with Federal procedures in accordance with Title 49 CFR, Part 18, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments.

C.
Any costs for which payment has been made to Contractor that are determined by subsequent audit to be unallowable under Title 48 CFR, Part 31 et seq, or Title 49 CFR, Part 18, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments are subject to repayment by Contractor to State.

D.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this article.

8. Payroll Records

A.	The Contractor and each Subcontractor shall comply with the following provisions. The Contractor shall be responsible for compliance by its Subcontractors.

1)
Each Contractor and Subcontractor shall keep accurate payroll records and supporting documents as mandated by Section 1776 of the California Labor Code (LC) and as defined in Section 16000 of Title 8 of the California Code of Regulations, showing the name, address, social security number, work classification, straight time and overtime hours worked each day and week, and the actual per diem wages paid to each journeyman, apprentice, worker, or other employee employed by the Contractor or Subcontractor in connection with the public work. Each payroll record shall contain or be verified by a written declaration that it is made under penalty of perjury, stating both of the following:

a)	The information contained in the payroll record is true and correct.

b)	The employer has complied with the requirements of LABOR CODE Sections 1771, 1811, and 1815 for any work performed by its employees on the public works project.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

2)
The payroll records enumerated under paragraph (1) above shall be certified. The certified payrolls and records related to employee wages, fringe benefits, payroll tax and deductions shall be available for inspection and copying by Caltrans representative at all reasonable hours at the Contractor's principal office. Certified payrolls shall be made available as follows:

a)	A certified copy of an employee's payroll record shall be made available for inspection or furnished to the employee or the employee's authorized representative on request.

b)
A certified copy of all payroll records enumerated in paragraph (1) above, shall be made available for inspection or furnished upon request to a representative of Caltrans, the Division of Labor Standards Enforcement, and the Division of Apprenticeship Standards of the of Industrial Relations. Certified payrolls submitted to Caltrans, the Division of Labor Standards Enforcement, and the Division of Apprenticeship Standards shall not be altered or obliterated by the Contractor.

c)
The public shall not be given access to certified payroll records by the Contractor. The Contractor is required to forward any requests for certified payrolls to the Caltrans Contract Manager by both facsimile and regular mail on the business day following receipt of the request.

3)	Each Contractor shall submit a certified copy of the records enumerated in paragraph (1) above, to the entity that requested the records within ten (10) days after receipt of a written request.

4)
Any copy of records made available for inspection as copies and furnished upon request to the public or any public agency by Caltrans shall be marked or obliterated in such a manner as to prevent disclosure of each individual's name, address and social security number. The name and address of the Contractor awarded the Agreement or performing the Agreement shall not be marked or obliterated.

5)
The Contractor shall inform Caltrans of the location of the records enumerated under paragraph (1) above, including the street address, city and county, and shall, within five working days, provide a notice of a change of location and address.

6)
The Contractor or Subcontractor shall have ten (10) days in which to comply subsequent to receipt of written notice requesting the records enumerated in paragraph (1) above. In the event the Contractor or Subcontractor fails to comply within the ten-day period, it shall, as a penalty to Caltrans, forfeit twenty-five dollars ($25) for each calendar day, or portion thereof, for each worker, until strict compliance is effectuated. Such penalties shall be withheld by Caltrans from payments then due. A Contractor is not subject to a penalty assessment pursuant to this section due to the failure of a Subcontractor to comply with this section.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

B.
The penalties specified in paragraph 6 above for noncompliance with the provisions of said LABOR CODE Section 1776 will be deducted from any monies due or which may become due to the Contractor. Penalties assessed for failure to submit certified payrolls are forfeitures and not retentions that will be returned to the Contractor.

C.
Payrolls shall contain the full name, address and social security number of each employee, the correct work classification (including apprentices, if applicable), rate of pay, daily and weekly number of hours worked, itemized deductions made and actual wages paid. The employee's address and social security number need only appear on the first payroll on which his name appears. The payroll shall be accompanied by a "Statement of Compliance" signed by the employer or employer's agent indicating that the payrolls are correct and complete and that the wage rates contained therein are not less than those required by the Agreement. The "Statement of Compliance" shall be on forms furnished by Caltrans or on any form with identical wording. Any payroll that does not include the required "Statement of Compliance" will be deemed inadequate and unacceptable. The Contractor shall be responsible for the submission of copies of payrolls of all Subcontractors.

D.	The Contractor and each Subcontractor shall preserve their payroll records for a period of three (3) years from the date of completion of the Agreement.

E.
The Contractor shall submit a certified copy of all payroll records for verification by the Caltrans Contract Manager and/or designee with each invoice. When progress payments are called for, the Contractor shall submit a certified copy of all payroll records for verification for the work completed to date with each invoice. Delinquent or inadequate certified payrolls or other required documents will result in the withholding of payment until such documents are submitted by the Contractor.

F.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this clause.

9. Penalty

A.
The Contractor and any Subcontractor under the Contractor shall comply with Labor Code (LC) Sections 1774 and 1775. In accordance with said LABOR CODE Section 1775, the Contractor shall forfeit, as a penalty to Caltrans, not more than fifty dollars ($50) for each calendar day, or portion thereof, for each worker paid less than the prevailing rates for such work or craft in which such worker is employed for any public work done under the Agreement by him or her, or by any Subcontractor under him/her, in violation of the provisions of the Labor Code and, in particular, Labor Code Sections 1775 to 1780, inclusively.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

B.
The amount of this forfeiture shall be determined by the Labor Commissioner and shall be based on consideration of the mistake, inadvertence, or neglect of the Contractor or Subcontractor in failing to pay the correct rate of prevailing wages, or the previous record of the Contractor or Subcontractor in meeting his or her prevailing wage obligations, or a Contractor's willful failure to pay the correct rates of prevailing wages. A mistake, inadvertence, or neglect in failing to pay the correct rate of prevailing wages is not excusable if the Contractor or Subcontractor had knowledge of the obligations under the Labor Code. Any Contractor that executes and receives a copy of this Agreement is deemed to have knowledge of his or her obligations regarding the Labor Code's prevailing wage requirements. In addition to the penalty and pursuant to Labor Code Section 1775, the difference between the prevailing wage rates and the amount paid to each worker for each calendar day, or portion thereof, for which each worker was paid less than the prevailing wage rate-shall be paid to each worker by the Contractor or Subcontractor.

C.
If a worker employed by a Subcontractor on a public works project is not paid the general prevailing per diem wages by the Subcontractor, the prime Contractor of the project is not liable for any penalties described above unless the prime Contractor had knowledge of that failure of the Subcontractor to pay the specified prevailing rate of wages to those workers or unless the prime Contractor fails to comply with all of the following requirements:

1)
The Agreement executed between the Contractor and the Subcontractor for the performance of work on the public works project shall include a copy of the provisions of Sections 1771, 1775, 1775.5, 1776, 1813 and 1815 of the Labor Code.

2)
The Contractor shall monitor the payment of the specified general prevailing rate of per diem wages by the Subcontractor to the employees by periodic review of the certified payroll records of the Subcontractor.

3)
Upon becoming aware of the failure of the Subcontractor to pay his or her workers the specific prevailing rate of wage, the Contractor shall diligently take corrective action to halt or rectify the failure, including, but not limited, to retaining sufficient funds due the Subcontractor for work performed on the public works project.

4)
Prior to making final payment to the Subcontractor for work performed on the public works project, the Contractor shall obtain an affidavit signed under penalty of perjury for the Subcontractor that the Subcontractor has paid the specified general prevailing rate of per diem wages to his or her employees on the public works project and any amounts due pursuant to LABOR CODE Section 1813.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

D.
Pursuant to LABOR CODE Section 1775, Caltrans shall notify the Contractor on a public works project within 15 days of receipt of a complaint that a Subcontractor has failed to pay workers the general prevailing rate of per diem wages.

E.
If Caltrans determines that employees of a Subcontractor were not paid the general prevailing rate of per diem wages and if Caltrans did not retain sufficient money under the Agreement to pay those employees the balance of wages owed under the general prevailing rate of per diem wages, the Contractor shall withhold an amount of moneys due the Subcontractor sufficient to pay those employees the general prevailing rate of per diem wages if requested by Caltrans.

F.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this clause.

10.State General Prevailing Wage Rates

A.
The Contractor agrees to comply with all of the applicable provisions of the Labor Code including those provisions requiring the payment of not less than the general prevailing rate of wages. The Contractor further agrees to the penalties and forfeitures provided in said Code in the event a violation of any of the provisions occurs in the execution of this Agreement.

B.
Pursuant to LABOR CODE Section 1771.5, not less than the general prevailing wage rate of per diem wages and the general prevailing rate of per diem wages for holiday and overtime work for work of a similar character in the county in which the work is to be performed shall be paid to all workers employed on this Agreement, if this Agreement is for:

1)	More than $25,000 for public works construction or,

2)	More than $15,000 for the alteration, demolition, installation, repair, or maintenance of public works.

C.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this clause.

11.State Prevailing Wage Rate Determinations

A.
The General Prevailing Wage Rate. Determinations applicable to the project are available and on file with Caltrans Regional/District Labor Compliance Office. These wage rate determinations are made a specific part of this Agreement by reference pursuant to Labor Code Section 1773.2. Any special wage rate determinations applicable to this project are attached.

B.	General Prevailing Wage Rate Determinations applicable to this project may also be obtained from the Department of Industrial Relations Internet site at: http://www.dir.ca.gov/

C.
After award of the Agreement, and prior to commencing work, all applicable General Prevailing Wage Rate Determinations are to be obtained by the Contractor from Calrans District/Regional Labor Compliance Officer. These wage rate determinations are to be posted by the Contractor at the job site in accordance with Section 1773.2 of the California Labor Code.

D.	Questions pertaining to predetermined wage rates should be directed to Caltrans Regional or District Labor Compliance Office. A list of local Labor Compliance Offices is attached as Attachment 4.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT B
Public Works Agreement

12.Hours of Labor

A.
Eight (8) hours labor constitutes a legal day's work. The Contractor shall forfeit, as a penalty to Caltrans, twenty-five dollars ($25.00) for each worker employed in the execution of the Agreement by the Contractor or any Subcontractor under the Contractor for each calendar day during which such worker is required or permitted to work more than eight (8) hours in any one calendar day and 40 hours in any one calendar week in violation of the provisions of the Labor Code (LC), and in particular LABOR CODE Sections 1810 to 1815 thereof, inclusive, except that work performed by employees in excess of eight (8) hours per day, and forty (40) hours during any one week, shall be permitted upon compensation for all hours worked in excess of eight (8) hours per day and forty (40) hours in any week, at not less than one and one-half times the basic rate of pay, as provided in Section 1815.

B.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this clause.

13.Employment of Apprentices

A.
Where either the prime contract the subcontract exceeds $30,000, the Contractor and any Subcontractors under him or her shall comply with all applicable requirements of Labor Code Sections 1777.5, 1777.6 and 1777.7 in the employment of apprentices.

B.
Contractors and Subcontractors are required to comply with all Labor Code requirements regarding the employment of apprentices, including mandatory ratios of journey level to apprentice workers. Prior to commencement of work, Contractors and Subcontractors are advised to contact the State Division of Apprenticeship Standards, P.0. Box 420603, San Francisco, California 94142-0603, or one of its branch offices, for additional information regarding the employment of apprentices and for the specific journey-to-apprentice ratios for the Agreement work. The prime Contractor is responsible for all Subcontractors' compliance-with these requirements Penalties are specified in Labor Code Section 1777.7.

C.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this article.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT D
Public Works Agreement

SPECIAL TERMS. AND CONDITIONS

1. Settlement of Disputes

A.
Any dispute concerning a question of fact arising under this Agreement that is not disposed of by Agreement shall be decided by the Caltrans Contract Officer, who may consider any written or verbal evidence submitted by the Contractor. The decision of the Caltrans Contract Officer, issued in writing, shall be the final decision of Caltrans.

B.	Neither the pendency of a dispute nor its consideration by the ;Caltrans Contract. Officer will excuse the Contractor from full and timely performance in accordance with the terms of the Agreement.

2. Subcontractors

A.
Nothing contained in this. Agreement or otherwise, shall create any contractual relation between Caltrans and any Subcontractors, and no subcontract shall relieve the Contractor of its responsibilities and obligations hereunder. The Contractor agrees to be as fully responsible to Caltrans for the acts and omissions of its Subcontractors and of persons either directly or indirectly employed by any of them as it is for the acts and omissions of persons directly employed by the Contractor. The Contractor's obligation to pay its Subcontractors is an independent obligation from Caltrans obligation to make payments.to the Contractor.

B.
The Contractor shall perform the work contemplated with resources available within its own organization and no portion of the work shall be subcontracted except for Subcontractors listed on the Bidder Declaration, GSPD-05-105, Attachment 2.

C.	Any subcontract in excess of $25,000, entered into as a result of this Agreement, shall contain all the provisions stipulated in this Agreement to be applicable to Subcontractors.

D.
Any substitution of Subcontractors shall comply with the requirements of Public Contract Code Section 4100 et seq., and must be approved in writing by the Caltrans Contract Manager in advance of assigning work to a substitute Subcontractor.

3. Termination

A.	Caltrans reserves the right to terminate this Agreement without cause upon thirty (30) days written notice to the Contractor or immediately in the event of material breach by the Contractor.

B.	In the event that the total Agreement amount is expended prior to the expiration date, Caltrans may, at its discretion, terminate this Agreement with 30 days notice to Contractor.

Michael J. Sullivan Communications
Agreement Number 56A0298

 EXHIBIT D
Public Works Agreement

4. Retention of Records/Audits

A.
For the purpose of determining compliance with Public Contract Code Section 10115, et. seq. and Title 21, California Code of Regulations, Chapter 21, Section 2500 et. seq., when applicable, and other matters connected with the performance of the Agreement pursuant to Government Code Section 8546.7, the Contractor, Subcontractors, and Caltrans shall maintain all books, documents, papers, accounting records, and other evidence pertaining to the performance of the Agreement, including but not limited to, the costs of administering the Agreement. All parties shall make such materials available at their respective offices at all reasonable times during the Agreement period and for three years from the date of final payment under the Agreement. Caltrans, the State Auditor, Federal Highway Administration (FHWA), or any duly authorized representative of the Federal government having jurisdiction under Federal laws or regulations (including the basis of Federal funding in whole or in part) shall have access to Contractor's books, records, and documents that are pertinent to the Agreement for audits, examinations, excerpts, and transactions, and copies thereof shall be furnished if requested.

B.	Any subcontract-entered into as a result of this Agreement shall contain all the provisions of this clause.

5. Default

A.
If, after award and execution of the Agreement, the Contractor's performance is unsatisfactory, the Agreement may be terminated for default. Additionally, the Contractor may be liable to Caltrans for damages including the difference between the Contractor's original bid price and the actual cost of performing the work by another Contractor.

B.	Default is defined as the Contractor failing to perform services required by the Agreement in a satisfactory manner.

6. Disabled Veterans Business Enterprise (DVBE) Participation (Without Goals)

Caltrans has established no goals for the DVBE participation for this Agreement. However, the Contractor shall be fully informed respecting the California Public Contract Code Section 10115 et seq.; which is incorporated by reference. Contractor is urged to obtain DVBE Subcontractor participation should clearly defined portions of the work become available.

7. Laws to be Observed

The Contractor shall keep fully informed of all existing and future state and federal laws and county and municipal ordinances and regulations which in any manner affect those engaged or employed in the work, the materials used in the work, or which in any way affect the conduct of the work, and of all such orders and decrees of bodies or tribunals having any jurisdiction or authority over the same. Contractor shall at all times observe and comply with, and shall cause all agents and employees to observe and comply with all such existing and future laws, ordinances, regulations, orders, and decrees of bodies or tribunals having any jurisdiction or authority over the work. The Contractor shall protect and indemnify the State of California and all officers and employees thereof connected with the work against any claim, injury, or, liability arising from or based on the violation of any such law, ordinance, regulation, order, or decree, whether by the Contractor, its Subcontractor(s), or an ernployee(s). If any discrepancy or inconsistency is discovered in the plans, drawings, specifications, or Agreement for the work in relation to any such law, ordinance, regulation, order, or decree, the Contractor shall immediately report the same to the Caltrans Contract Manager in writing.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT D
Public Works Agreement

8. Specific Statutory Reference

Any reference to certain statutes in this Agreement shall not relieve the Contractor from the responsibility of complying with all other statutes applicable to the service, work, or rental to be furnished there under.

9. Equipment Indemnification

A.
The Contractor shalt indemnify Caltrans for any claims against Caltrans for loss or damage to the Contractor's property or equipment during its use under this Agreement and shall at the Contractor's own expense maintain such fire, theft, liability or other insurance as deemed necessary for this protection. The Contractor assumes all responsibility which may be imposed by law for property damage or personal injuries caused by defective equipment furnished under this Agreement or by operations of the Contractor or the Contractor's employees under this Agreement.

B.	Any subcontract entered into as a result of this Agreement shall contain all of the provisions of this clause.

10. Force Majeure

Neither party shall be liable to the other for any delay in or failure of performance,-nor shall any such delay in or failure of performance constitute default, if such delay or failure is caused.by "Force Majeure." As used in this section, "Force Majeure" is defined as follows: Acts of war and acts of God such as earthquakes, floods, and other natural disasters such that performance is impossible.

11. Employment of Undocumented Workers

By signing this Agreement, the Contractor swears or affirms that it has not, in the preceding five years, been convicted of violating a State or Federal law relative to the employment of undocumented workers.

12. Bonds

Payment Bond: Prior to commencement of work under this Wait Order; the Contractor shall submit a Payment Bond for 100% of the Work Order, if the Work Order is over $25,000. The Payment Bond is due prior to the start date of the Work Order. No work may commence without receipt of a valid Payment Bond as noted herein:

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT E
Public Works Agreement
ADDITIONAL PROVISIONS

1. Liability Insurance Provisions

A.	Contractor is responsible for any deductible or self-insured retention contained within the insurance program.

B.	The Insurance policy shall contain a provision stating that coverage will not be cancelled without 30 days prior written notice to Caltrans.

C.
Coverage must be in force for the complete term of this Agreement. If insurance expires during the term of this Agreement, a new certificate must be received by Caltrans at least ten (10) days prior to the expiration of this insurance. This new insurance must still meet the terms of this Agreement.

D.
In the event Contractor fails to keep in effect at all times the specified insurance coverage, Caltrans may, in addition to any other remedies it may have, terminate this Agreement upon the occurrence of such event, subject to the provisions of the Agreement.

E.	Any insurance required to be carried shall be primary, and not excess, to any other insurance carried by the Caltrans.

F.	Caltrans will not be responsible for any premiums or assessments on the policy.

1) Commercial General Liability

a)
Contractor shall maintain general liability with limits of not less than $1,000,000 per occurrence for bodily injury and property damage liability combined. The policy shall include coverage for liabilities arising out of premises, operations, independent contractors, products and completed operations, personal and advertising injury, and liability assumed under an insured Agreement. This insurance shall apply separately to each insured against whom claim is made or suit is brought subject to the Contractor's limit of liability.

b)	The insurance carrier must provide an endorsement for the additional insured statement as follows:

The State of California, its officers, agents, employees, and servants shall be included as additional insured, but only with respect to work performed for the State of California under this Agreement

2) Automobile Liability

a)
Contractor shall maintain motor vehicle liability with limits of not less than $1,000,000 per accident. Such insurance shall cover liability arising out of a motor vehicle including owned, hired, and non-owned motor vehicles.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT E
Public Works Agreement

b)	The insurance carrier must provide an endorsement for the additional insured statement as follows:

The State of California, its officers, agents, employees, and servants shall be included as additional insured, but only with respect to work performed for the State of California under this Agreement.

3)	Workers' Compensation

a)
Contractor shall maintain statutory workers' compensation and employer's liability coverage for all its employees who will be engaged in the performance of the Agreement. Employer's liability limits of $1,000,000 per incident shall be required.

b)	In addition, whenever the performance of work is on State property or State controlled property, the State requires a Waiver of Subrogation for the Workers' Compensation Insurance.

2.	Licenses and Permits

A.
The Contractor shall be properly licensed in accordance with the laws of the State, of California and shall possess a C-10 - Electrical Contractor License or a combination of a Class A — General. Engineering Contractor License and a C-7 — Low Voltage System Contractor License.

B.
The Contractor shall be an individual or firm licensed to do business in California and shall obtain at its expense all license(s) and permit(s) required by law for . accomplishing any work required in connection with this Agreement.

C.
If Contractor is located within the State of California, the Contractor must have a business license from the-city/county in which it is headquartered, however, if Contractor is a corporation, a copy of its incorporation documents/letter from the Secretary of State's Office may substitute for a business license. If Contractor is located outside the State of California, Contractor must provide a current copy of its business license or incorporation papers for its State of residence showing that the Contractor is in good standing with their State to Caltrans.

D.
In the event any license(s) and/or permit(s) expire at any time during the term of this Agreement, Contractor Agrees to provide Caltrans a copy of the renewed license(s) and/or permit(s) within 30 days following the expiration date. In the event the Contractor fails to keep in effect at all times all required license(s) and permit(s), Caltrans may, in addition to any other remedies it may have, terminate this Agreement upon occurrence of such event.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT E
Public Works Agreement

3.	Licensed Contractor Standards for Quality of Work

A.	Licensed Contractors must observe professional standards for quality of work or the California Contractors State License Board (CSLB) will invoke disciplinary action.

B.
Notice is hereby given that certain actions by a Contractor, including, but not limited to the following, constitute grounds for disciplinary action by the CSLB once' Caltrans has notified the license board of all violations:

1)
A willful departure from plans and specifications or disregard of trade standards for good and workmanlike construction in any material respect that might prejudice Caltrans, owner of the property upon which you perform work (Bus. & Prof. Code, 7109).

2)	The failure to observe and comply with all of the applicable labor laws (Bus. &, Prof. Code 7110).

3)	Material failure to complete this Agreement (Bus. & Prof. Code 7113).

C.
Should Caltrans determine that the work or materials provided vary materially from the specifications, or, that defective work when completed was not performed in a workmanlike manner, then the Contractor warrants that it shall perform all necessary repairs, replacement and corrections needed to restore the property according to the Agreement plans and specifications, all at no further or additional cost to Caltrans.

4.	Debarment and Suspension Certification

A.
The Contractor's signature affixed herein shall constitute a certification under penalty of perjury under the laws of the State of California, that the Contractor or any person associated therewith in the capacity of owner, partner, director, officer, or manager:

1)	is not currently under suspension, debarment, voluntary exclusion, or determination of ineligibility by any federal agency;

2)	has not been suspended, debarred, voluntarily excluded, or determined ineligible by any federal agency within the past three (3) years;

3)	does not have a proposed debarment pending; and

4)	has not been indicted, convicted, or had a civil judgment rendered against it by a court of competent jurisdiction in any matter involving fraud or official misconduct within the past three (3) years.

B.
Any exceptions to this certification must be disclosed to Caltrans. Exceptions will not necessarily result in denial of recommendation for award, but will be considered in determining bidder responsibility. Disclosures must indicate the party to whom the exceptions apply, the initiating agency, and the dates of agency action.

Michael J. Sullivan Communications
Agreement Number 56A0298

EXHIBIT E
Public Works Agreement

5.	Interfacing with Pedestrian Vehicular Traffic

Pursuant to the authority contained in the Vehicle Code (VC), Section 591, Caltrans has determined that within such areas as are within the limits of the project and are open to public traffic, the Contractor shall comply with all of the requirements set forth in the Vehicular Code, Divisions 11, 12, 13, 14 and 15. The Contractor shall take all necessary precautions for safe operations of the Contractor's equipment and the protection of the public from injury and damage from such property.

Agreement Number 56A0298

STATE OF CALIFORNIA ▪ DEPARTMENT OF TRANSPORTATION
BID PROPOSAL	ATTACHMENT 1
ADM-1412 (REV.06/06) PAGE 1 OF 1

COTRACTOR'S NAME (Please Print):			CONTRACT NO.	PAGE
Michael J. Sullivan Comm.			56A0298	1 OF 1
ITEM NO.	ESTIMATED QUANTITY	UNIT OF MEASURE	DESCRIPTION	UNIT PRICE (In Figures)	TOTAL (In Figures)
			Patron TOSNET repair and maintenance, per Exhibit A. Scope of Work: Prevailing Wage shall apply at the county with the highest rate among the identified counties below.

			Caltrans– District 10

			Alpine, Arnador, Calaveras, Mariposa. Merced, San Joaquin. Stanislaus and Tuolumne .

1	5,880	Hours	Telecommunications Technician	55.75	327,810

2			Material / Specialized Equipment Rental		$60,000.00

3			Travel		$9,000.00

Item 2 and 3 are non-biddable items. The amount shown will be added to the proposal for budgeting purposes. The Contractor will be reimbursed for the actual cost for materials / supplies purchased to be consumed or installed at the wok site in performance of this Agreement. including applicable sales tax with additional for markup.

4	80	Hours	Estimated Overtime	83.62	6,689.60
(1)	THE ABOVE QUANTITIES ARE ESTIMATES ONLY AND ARE GIVEN AS A BASIS FOR COMPARISON OF BIDS. NO GUARANTEE IS MADE OR IMPLIED AS TO THE EXACT QUANTITY THAT WILL BE NEEDED.

(2)	IN CASE OF DISCREPANCY BETWEEN THE UNIT PRICE AND THE TOTAL SET FORTH FOR A UNIT BASIS ITEM, THE UNIT PRICE SHALL PREVAIL.			TOTAL THIS PROPOSAL	403,499.60

ATTACHMENT 2	Agreement Number 56A6298

State of California-Department of General Services Procurement Division	Solidation Number____________________
GSPD-05-105 (EST 8/05)

BIDDER DECLARATFON

1.	Prime bidder information (Review attached Bidder Declaration Instructions prior to completion of this form):

	a.	Identify current California certification(s) (MB,SB,SB/NVSA,DCVB):__________ or None ☒ (If "None"; go to item #2)

	b.	Will subcontractors be used for this contract? Yes ☐ No ☒ (If yes, indicate the distinct element of work your firm will perform in this contract e.g., list the proposed products produced by your firm, state if your firm owns the transportation vehicles that deliver the products to the State, identify which solicited services your firm will perform, etc). Use aditional sheets as necessary.

	c.	If you are a California certified DVBE:	(1) Are you a broker or agent? Yes _____ No _____
(2) If the contract includes equipment rental, does your company own at least 51% of the equipment provide in this contract (quantity and value)? Yes ____ N/A ____

2.	If no subcontractors will be used, skip to certification below, Otherwise, list all subcontractors for this contract. (Attach additional pages if necessary):

Subcontractor Name, Contact Person, Phone Number & Fax Number	Subcontractor Address & Email Address	CA Certification (MB,SB,DVBE or None)	Work Performed or goods provided for this contract	Corresponding % of bid price	Good Standing?	51% Rental?
N/A

CERTIFICATION: By signing the bid response, I certify under penalty of perjury that the information provided is true and correct.

Attachment 2

Agreement Number 56A0298

State of California – Department of General Services, Procurement Division
GSPD – 05-105 (ESTB/OS) Instructions

BIDDERS DECLARATION Instructions

All prime bidders (the firm submitting the bid) must complete the Bidder Declaration.			2.	(continued) Column Labels

1.	a.	Identify all current certifications issued by the State of California. If the prime bidder has no California certification(s), check the line labeled “None” and proceed to Item #2. If the Prime Bidder possesses one or more of the following certifications, enter the applicable certification(s) on the line:		Subcontractor Name, Contact Person, Phone number & Fax Number – List each element for all subcontractors.
Subcontractor Address & Email Address - Enter the address and if available, an Email address.

		- Microbusiness (MB) - Small Business (SB) - Small Business Nonprofit Veteran Agency (SB/NVSA) - Disable Veteran Business Enterprise (DVBE)		CA Certification (MB, SB, DVBE or None) – If the subcontractor possesses a current State of California certification(s), verify on the OSDC website (www.pd.dgs.ca.gov/smbus.) that it is still valid and list all current certifications here. Otherwise, enter “None”. [Note: A SB/NVSA should not be participating as a subcontractor]

1.	b.	Mark either “Yes” or “No” to identify whether subcontractors will be used for the contract. If the response is “No”, proceed to Item #1.c. If “Yes”, enter on the line the distinct elements of work contained in the contract to be performed or the goods to be provided by the prime bidders. Do not include goods or services to be provided by the subcontractors.

Bidders certified as MB, SB, SB/NVSA, and/or DVBE must provide a commercially useful function as defined in the Military and Veterans Code Section 999(e)(2)(A) for DVBEs and Government Code Section 14837(d)(4)(A) for small/microbusinesses. For Questions regarding commercially useful function determinations made in conjunction with certification approval, contact the Department of General Services, Procurement Division, Office of Small Business and DVBE Certification (OSDC) OSDC Certification and Compliance Unit via email at: osdchelp@dgs.ca.gov.

Bids must propose that certified bidders provide a commercially useful function for the resulting contract of the bid will be deemed non-responsive and rejected by the state. For Questions regarding the solicitation, contact the procurement official identified in the solicitation.

Note: A subcontractor is any person, firm, corporation, or organization contracting to perform part of the prime’s contract.
Work performed or goods provided for this contract – Identify the distinct element of work contained in the contract to be performed or the goods to be provided by each subcontractor. Certified subcontractors must provide a commercially useful function for the contract. (See paragraph 1. b. above for code citations regarding the definition of commercially useful function.) If a certified subcontractor is further subcontracting a greater portion of the work or goods provided for the resulting contract than would be expected by normal industry practices, attach a separate sheet of paper explaining the situation.

Corresponding % of bid price – Enter the corresponding percentage of the total bid price for the goods and /or services to be provided by each subcontractor. Don not Enter a dollar amount.

Good Standing? – Provide a response for each subcontractor listed. Enter “Yes” or “No” to indicate that the prime bidder has verified that the subcontractor(s) is in good standing for all the following:

●Possesses valid license(s) for any license(s) or permits required by the solicitation or by law
●If a corporation, the company is qualified to do business in California and designated by the State of California Secretary of State to be in good standing
●Possesses valid State of California certification(s) if claiming MB, SB, and/or DVBE status
●Is not listed on the OSDC website as ineligible to transact business with the State

1.	c.	This Item is only to be completed by businesses certified by California as a DVBE.		5196 Rental? – This pertains to the applicability of rental equipment. Based on the following parameters, enter either “N/A” (not applicable), “Yes” or “No” for each subcontractor listed.

(1)	Declare whether the prime bidder is a broker or agent by marking either “Yes” or “No”. The Military and Veterans Code Section 999.2 (b) defines “broker” or “agent” as a certified DVBE contractor or subcontractor that does not have the title, possession, control, and risk of loss of materials, supplies, services, or equipment provided to an awarding department, unless one or more of the disabled veteran owners has at least 51- percent ownership of the quantity and value of the materials, supplies, services, and of each piece of equipment provided under the contract.	Enter “N/A” if the:

●Subcontractor is NOT a DVBE (regardless of whether or not rental equipment is provided by the subcontractor) or
●Subcontractor is NOT providing rental equipment (regardless of whether or not subcontractor is a DVBE)

Enter “Yes” if the subcontractor is a California certified DBVE providing rental equipment and the subcontractor owns at least 51% of the rental equipment (quality and value) it will be providing for contract.

	(2)	If bidding rental equipment, mark either “Yes” or “No” to identify if the prime bidder owns at least 51% of the equipment provided (quantity and value). If not bidding rental equipment, mark “N/A” for “not applicable.”
Enter “No” if the subcontractor is a California Certified DVBE providing rental equipment but the subcontractor does NOT own at least 51% of the rental equipment (quantity and value) it will be providing.

2.
If no subcontractors are proposed, do not complete the table. Read the certification at the bottom of the form and complete “Page ___ of ___ ” on the form.

If subcontractors will be used, complete the table listing all subcontractors. If necessary, attach additional pages and complete the  “Page ___ of ___” accordingly.
Read the certification at the bottom of the page and complete the “Page__ of ___” accordingly.

Slate of California	Agreement Number 56A0298

ATTACHMENT 3
CONTRACTOR CERTIFICATION CLAUSES

CCC-307

CERTIFICATION
I, the official named below, CERTIFY UNDER. PENALTY OF PERJURY that I am duly authorized to legally bind the prospective Contractor to the clause(s) listed below. This certification is made tinder the laws of the State of California.

Contractor Bidder Firm Name (Printed) Michael J. Sullivan	Federal ID Number 90-0683452
By (Authorized Signature) /s/ Michael J. Sullivan
Printed Name and Title of Person Signing Michael J. Sullivan Owner
Date Executed 4/13/11	Executed in the County of Sacramento

CONTRACTOR CERTIFICATION CLAUSES

1. STATEMENT OF COMPLIANCE: Contractor has, unless exempted, complied with the nondiscrimination program requirements. (Gov. Code §12990 (a-f) and CCR, Title 2, Section 8103) (Not applicable to public entities.)

2. DRUG-FREE WORKPLACE REQUIREMENTS: Contractor will comply with the requirements of the Drug-Free Workplace Act of 1990 and will provide a drug-free workplace by taking the following actions:

a. Publish a statement notifying employees that unlawful manufacture, distribution, dispensation, possession or use of a controlled substance is prohibited and specifying actions to be taken against employees for violations.

b. Establish a Drug-Free Awareness Program to inform employees about:

1) the dangers of drug abuse in the workplace;
2) the person's or organization's policy of maintaining a drug-free workplace;
3) any available counseling, rehabilitation and employee assistance programs; and,
4) penalties that may be imposed upon employees for drug abuse violations.

c. Every employee who works on the proposed Agreement will:

1) receive a copy of the company's drug-free workplace policy statement; and,
2) agree to abide by the terms of the company's statement as a condition of employment on the Agreement.

Failure to comply with these requirements may result in suspension of payments under the Agreement or termination of the Agreement or both and Contractor may be ineligible for award of any future State agreements if the department determines that any of the following has occurred: the Contractor has made false certification, or violated the certification by failing to carry out the requirements as noted above. (Gov. Code §8350 et seq.)

3.
NATIONAL LABOR RELATIONS BOARD CERTIFICATION: Contractor certifies that no more than one (1) final unappealable finding of contempt of court by a Federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor's failure to comply.

4.	with an order of a Federal court, which orders Contractor to comply with an order of the National Labor Relations Board. (Pub. Contract Code §l0296) (Not applicable to public entities)

Slate of California	Agreement Number 56A0298

ATTACHMENT 3

4. CONTRACTS FOR LEGAL SERVICES $50,000 OR MORE- PRO BONO REQUIREMENT: Contractor hereby certifies that contractor will comply with the requirements Of Section 6072 of the Easiness and Professions Code, effective January I, 2003.

Contractor agrees to make a good faith effort to provide a minimum number of hours of pro bona legal services during each year of the contract equal to the lessor of 30 multiplied by the number of full time attorneys in the firm's offices in the State, with the number of hours prorated on an actual day basis for any contract period of less than a full year or 10% of its contract with the State.

Failure to make a good faith effort may be cause for non-renewal of a state contract for legal services., and may be taken into account when determining the award of future contracts with the State for legal services.

5. EXPATRIATE CORPORATIONS: Contractor hereby declares that it is not an expatriate corporation or subsidiary of an expatriate corporation within the meaning of Public Contract Code Section 10286 and 10286.1, and is eligible to contract with the State of California.

6. SWEATFREE CODE OF CONDUCT:

a. All Contractors contracting for the procurement or Laundering of apparel, garments or corresponding accessories, or the procurement of equipment, materials, or supplies, other than procurement related to a public works contract, declare under penalty of perjury that no apparel, garments or corresponding accessories, equipment, materials, or supplies furnished to the state pursuant to the contract have been laundered or produced in whole or in part by sweatshop labor, forced labor, convict tabor, indentured labor under penal sanction, abusive forms of child labor or exploitation of children in sweatshop labor, or with the benefit of sweatshop labor, forced Labor, convict labor, indentured labor under penal sanction, abusive forms of child labor or exploitation of children in sweatshop labor. The contractor further declares under penalty of perjury that they adhere to the Sweatfree Code of Conduct as set forth on the California Department of Industrial Relations website located at www.dir.ca.gov, and Public Contract Code Section 6108.

b. The contractor agrees to cooperate fully in providing reasonable access to the contractor's records, documents, agents or employees, or premises if reasonably required by authorized officials of the contracting agency, the Department of Industrial Relations, or the Department of Justice to determine the contractor’s compliance with the requirements under paragraph (a).

7. DOMESTIC PARTNERS: For contractors over $100,000 executed or amended after January 1, 2007, the contractor certifies that contractor is in compliance with Public Contract Code Section 10295.3.

Slate of California	Agreement Number 56A0298

ATTACHMENT 3
DOING BUSINESS WITH THE STATE OF CALIFORNIA

The following laws apply to persons or entities doing business with the State of California.

1. CONFLICT OF INTEREST: Contractor needs to be aware of the following provisions regarding current or former state employees. If Contractor has any questions on the status of any person rendering services or involved with the Agreement, the awarding agency must be contacted immediately for clarification.

Current State Employees (Pub. Contract Code § 10410):

1).
No officer or employee shall engage in any employment, activity or enterprise from which the officer or employee receives compensation or has a financial interest and which is sponsored or funded by any state agency, unless the employment, activity or enterprise is required as a condition of regular state, employment.

2).	No officer or employee shall contract on his or her own behalf as an independent contractor with any state agency to provide goods or services.

Former State Employees (Pub. Contract Code § 10411):

1).
For the two-year period from the date he or she left state employment, no former state officer or employee may enter into a contract in which he or she engaged in any of the negotiations, transactions, planning, arrangements or any part of the decision-making process relevant to the contract while employed in any capacity by any state agency.

2).
For the twelve-month period from the date he or she left state employment, no former state officer or employee may enter into a contract with any state agency if he or she was employed by that state agency in a policy-making position in the same general subject area as the proposed contract within the 12-month period prior to his or her leaving state service.

If Contractor violates any provisions of above paragraphs, such action by Contractor shall render this Agreement void. (Pub. Contract Code § 10420)

Members of boards and commissions are exempt from this section if they do not receive payment other than payment of each meeting of the board or commission, payment for preparatory time and payment for per diem. (Pub. Contract Code § 10430 (e))

2. LABOR CODE/WORKERS' COMPENSATION: Contractor needs to be aware of the provisions which require every employer to be insured against liability for Worker's Compensation or to undertake self-insurance in accordance with the provisions, and Contractor affirms to comply with such provisions before commencing the performance of the work of this Agreement. (Labor Code Section 3700)

3. AMERICANS WITH DISABILITIES ACT: Contractor assures the State that it complies with the Americans with Disabilities Act (ADA) of 1990, which prohibits discrimination on the basis of disability, as well as all applicable regulations and guidelines issued pursuant to the ADA. (42 U.S.C. 12101 et seq.)

4. CONTRACTOR NAME CHANGE: An amendment is required to change the Contractor's name as listed on this Agreement. Upon receipt of legal documentation of the name change the State will process the amendment. Payment of invoices presented with a new name cannot be paid prior to approval of said amendment.

Slate of California	Agreement Number 56A0298

ATTACHMENT 3

5. CORPORATE QUALIFICATIONS TO DO BUSINESS IN CALIFORNIA:

a.
When agreements are to be performed in the state by corporations, the contracting agencies will be verifying that the contractor is currently qualified to do business in California in order to ensure that all obligations due to the state are fulfilled.

b.
"Doing business" is defined in R&TC Section 23101 as actively engaging in any transaction for the purpose of financial or pecuniary gain or profit. Although there are some statutory exceptions to taxation, rarely will a corporate contractor performing within the state not be subject to the franchise tax.

c.
Both domestic and foreign corporations (those incorporated outside of California) must be in good standing in order to be qualified to do business in California. Agencies will determine whether a corporation is in good standing by calling the Office of the Secretary of State.

6. RESOLUTION: A county, city, district, or other local public body must provide the State with a copy of a resolution, order, motion, or ordinance of the local governing body which by law has authority to enter into an agreement, authorizing execution of the agreement.

7. AIR OR WATER POLLUTION VIOLATION: Under the State laws, the Contractor shall not be: (1) in violation of any order or resolution not subject to review promulgated by the State Air Resources Board or an air pollution control-district; (2) subject to cease and desist order not subject to review issued pursuant to Section 13301 of the Water Code for violation of waste discharge requirements or discharge prohibitions; or (3) finally determined to be in violation of provisions of federal law relating to air or water pollution.

8. PAYEE DATA RECORD FORM STD. 204: This form must be completed by all contractors that are not another state agency or other governmental entity.

Attachment 4 Agreement Number 56A0298 Page 1 of 1

CALIFORNIA DEPARTMENT OF TRANSPORTATION
MAINTENANCE SERVICE AGREEMENTS
LABOR COMPLIANCE OFFICES
Physical and mailing/E-mail addresses ( click on email address to email)

DISTRICT	LABOR COMPLIANCE OFFICER	MAILING ADDRESS	PHYSICAL ADDRESS
1,2, & 3	CAROLE MCCOY	ATTN: LABOR Compliance
	carole_ mccoy@dot.ca.gov	Maint/Service Agreements
	Cell: (530) 204-7745	CA Dept. of Transportation	Same as Mailing Address
10057 Gold Flat Road
Nevada City, CA 95959-3258
HQ & 4	JULI SLICTON	ATTN: LABOR Compliance
	juli_slicton@dot.ca.gov	Maint/Service Agreements
	Phone: (916) 653-2084	CA Dept. of Transportation	Same as Mailing Address
	Cell: (916) 201-9881	1120 N Street, MS 44
Sacramento, CA 95814-5680
5,6,9, & 10	ROBERT EMBREE	ATTN: LABOR Compliance
	robert_ embree@dot.ca.gov	Maint/Service Agreements
	Cell: (619 209-9770	CA Dept. of Transportation	Same as Mailing Address
1120 N Street, MS 44
Sacramento, CA 95814-5680
7,8,11, & 12	ROBERT EMBREE	ATTN: LABOR Compliance
	robert_ embree@dot.ca.gov	Maint/Service Agreements
	Cell: (213) 507-6821	CA Dept. of Transportation	Same as Mailing Address
1120 N Street, MS 44
Sacramento, CA 95814-5680
Manager	ROBERT EMBREE	ATTN: LABOR Compliance
	robert_ embree@dot.ca.gov	Maint/Service Agreements
	Phone: (916) 653-7389	CA Dept. of Transportation	Same as Mailing Address
	Cell: (916) 719-6305	1120 N Street, MS 44
Sacramento, CA 95814-5680

****Illegible****

Attachment 5 Agreement Number 56A0298 Page 1 of 3

Service Request/Ticket Listing

TOSNET Caftans- Office of Radio Communications	Agreement Number: Service Request/#:

Below section to be completed by Caltrans Contract Manager

Authorization:

District:

Print Name

Date Service Ordered:

Address

Requested Completion Date:
City, State, Zip

Phone Number

Location of Work Site:

Requested Service:

Specialized Tools or Vehicles Required:

Known Site Info (I.e. Fiber/Copper Cable Label per attachment 3, etc):

Below section to be completed by Contractor

Technician Name

On site Arrival Time:

Departure Time:

Date and Time of Completion:	Type of Service:

Billable Vehicle Used:

Billable Materials Used:

Work Performed:

Status of Repair (i.e. completed, awaiting Material, etc.)

If not completed, estimated date of completion:

Recommended Action (long term solution):

Type of Comm Equipment at Work Site (include serial #, model #, and circuit ID):

Certification:

The information contained on this form is certified to be true and accurate lathe best of my knowledge.

Technician Signature	Caltrans Contract: Manager Signature Distnbution: White - Contracter Blue — Caltrans Contract Manager (CCM) Yellow - Pending order CMC

Attachment 5
Agreement Number 56A0298

Service Request/Ticket Listing

TIMESHEET AND TRAC SERVICE REQUEST/TICKET LISTING (sample)

Tix#	Status	Hrs	Elem Typ	Tech	Problem:	Date	Resolution
#4479	Open	2.0	CCTV	jSmith	No Image	9/1/2010	Cable provider replaced wiring
#5529	Closed	4.0	TMS	aJones	No data	9/1/2010	Replace GRPS modem
#4482	Open	2.0	CCTV	jSmith	No Image	9/3/2010	Cable provider replaced wiring
#5530	Closed	4.0	TMS	aJones	No data	9/3/2010	Replace GRPS modem
#4449	Open	2.0	CCTV	jSmith	No Image	9/7/2010	Cable provider replaced wiring
#5539	Closed	4.0	TMS	aJones	No data	9/11/2010	Replace GRPS modem
#4479	Open	2.0	CCTV	jSmith	No Image	9/13/2010	Cable provider replaced wiring
#5459	Closed	4.0	TMS	aJones	No data	9/18/2010	Replace GRPS modem
#4009	Open	2.0	CCTV	jSmith	No image	9/18/2010	Cable provider replaced wiring
#5329	Closed	4.0	TMS	aJones	No data	9/20/2010	Replace GRPS modem
#4129	Open	2.0	CCTV	jSmith	No Image	9/28/2010	Cable provider replaced wiring

Hours for tosnet between 09/01/2010 and 09/30/2010

Superviser	Worker	Date	Ticket	Summary	Hours	Project Number	Phase	Comment
	tosnet	9/1/2010	#4683	TMS S. Land Park Dr_NB 1-5 - Communication is down -- 25-1,2	4.0	0000001089	N	Troubleshoot with new antenna to see if signal improves reconfigure digi modem
	tosnet	9/1/2010	#4764	RM Florin RD Hwy U-5 - Communication is down	2.0	0000001089	N	Troubleshoot Test comcast modem test ethernet extenders
	tosnet	9/1/2010	#4987	Lease Line #1 is down. Drop #12,13,14 are down	2.0	0000001089	N	Troubleshoot test lease polling test 170 Controller test 400 card
	tosnet	9/2/2010	#4683	TMS S. Land Park Dr_NB 1-5 - Communication is down -- 25-1,2	2.0	0000001089	N	Reboot Cabinet
	tosnet	9/2/2010	#4937	COMM - CCTV/RM 58 SB Watt Ave WB 50 - Comm down -- 20 -- 3,4	3.0	0000001089	N	Troubleshoot Test ethernet extenders. Test copper link
	tosnet	9/2/2010	#4960	RM SB East Bidwell Rd WB 50 (WB Slip) - Comm Down --39-4	3.0	0000001089	N	Troubleshoot Test microhards Check 2070 Controller
	tosnet	9/6/2010	#4764	RM Florin Rd Hwy I-5 Communcation is down	2.0	0000001089	N	Troubleshoot reset comcast test modem reset
	tosnet	9/6/2010	#4862	TMS West of El Camino Rd I-80 - Comm down --73--1	4.0	0000001089	N	Reconfigure microhard radio reconfigure 2070 install new microhard antenna
	tosnet	9/6/2010	#4937	COMM - CCTV/RM SB Watt Ave WB 50-Comm down -- 20--3,4	2.0	0000001089	N	Troubleshoot extender link good troubleshoot radio link. radio link down

Attachment 5
Agreement Number 56A0298

Service Request/Ticket Listing

TOSNET Monthly Summary Sheet	Agreement No:
Invoice No:

Period:
From
To

Labor Hours Billed:	Rate:	Total Labor Billed:

Allowed Miles Billed:	Rate:	Total Mileage Billed:

Materials Billed:

Others Billed:

TICKET SUMMARY

	# of Trouble Tickets	Labor Hours

Count Station (Census(
CCTV
CMS
EMS
Electronic Tag Reader
HAR
HUB
RMS
TMS/VDS
SONET
Others
__________
__________

TOTAL:	Tickets:	Hours:	( should be equal to Hours Billed)
# Opened
# Closed

Attachment 6
Agreement Number 56A0298

District Communications Line & Element Inventory (2009)

	D1	D2	D3	D4	D5	D6	D7	D8	D9	D10	D11	D12	Units
Element	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed
Layer 2 - Communications
Fiber Optics
Miles		3	37	52		16	400	141.04		12.467	47	174.04	883
Drops		5	7	40		75	613	537			150	171	1598
Non-Leased Comm.
Microwave	6	29	4	6				4		24			73
Backbone Hops	8	3											11
Wireless			27
Twisted Pair	1	57		40			898	496	17	54		365	1928
Leased Comm.
Analog 3002			36				690		1	27	27	7	788
A.D.N.										3			3
T1			2	7		3	10				1	1	24
ISDN		53	19	298	1	15					3	4	393
POTS	95	220	124	135	9	88	40			85	308	36	1138
CDPD													0
CDMA						104			85
GPRS			261	1150	18		16	77	1	329		1	1853
Satellite									1	1			2
DSL			85	20	18	6	1	1		3	36		170
Frame Relay				2			1	1					4
DS3-ATM				1							2		3
Cable			2		1								3
Communications Hub
mini hub			3			4	132	22		7	17	12	204
mid-size hub		3	1	2				7			7	4	24
full-size hub							6					4	10
central hub			1	1		1	1	1			1	1	7

Front End Processor			2	4		1	2	2			4	2	17

Central Infrast.
Network	1	1		2	1	1	1	3		1	1	1	13
Video Display Sys. - Urban			1	1			1	1			1	1	6
Video Display Sys. - Rural	1	1	1		1	1				1			6

Attachment 6
Agreement Number 56A0298

District Communications Line & Element Inventory (2009)

2009
	D1	D2	D3	D4	D5	D6	D7	D8	D9	D10	D11	D12	units
Element	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed	Completed
Layer 1 - Field Elements
Intersection Traffic Signal (Total)	60	114	290	1005	311	387	716	600	28	253	483	482	4709
Int traffic Signal - Delegated				420		2	628					26	1076

Veh. Delection Stat (Total)	33	48	179	1504	20	90	1339	502	80	319	488	292	4874
Veh. Delection Stat - Urban (Total)	1	3	136	1504			1339	307		273	248		3811
Veh. Delection Stat - Rural(Total)	32	45	43		20			105	81	46	220		682

Freeway Ramp Meter (Total)			141	287	2	49	974	182		2	283	308	2208

Freeway Connector Meters				17			29				10		56

Video Cameras (Total)	32	58	89	408	17	53	454	191	1	27	88	285	1703

Changeable Message Sign (Total)	33	33	54	135	12	88	118	58	9	54	52	67	713

Reversible Lone Elements											1		1

Extinguish Message Sign	20	47	68	87	5	43	37		4	12	22	2	347

Highway Advisory Radio	8	17	26	29	1	23	16	6	1	10	4	2	143

Roadway Weather Info. Sys.	12	19	17	1		14		18	3	25	6		115

Visibility Sesor			39			1							40

Weigh In Motion (WIM)	2	10	14	37	4	11	25	23	1	12	22	12	173

AGREEMENT SUMMARY STD215 (Rev 04/2002) ☐ CHECK HERE IF ADDITIONAL PAGES ARE ATTACHED	AGREEMENT NUMBER 56A0298	AMENDMENT NUMBER
1. CONTRACTOR'S NAME Michael J. Sullivan Communications	2. FEDERAL ID NUMBER 90-0683452
3. AGENCYTRANSMITTING AGREEMENT Department of Transportation	4. DIVISION, BUREAU, OR OTHER UNIT District 56 / Division of Maintenance	5. AGENCY BILLING CODE 60062
6. NAME AND TELEPHONE NUMBER OF CONTRACT ANALYST FOR QUESTIONS REGARDING THIS AGREEMENT Calandra J. Tillman (916) 227-6124
7. HAS YOUR AGENCY CONTRACTED FOR THESE SERVICES BEFORE?
☒ NO	☐ YES (If YES, enter prior contractor name and agreement number.)

8. BRIEF DESCRIPTION OF SERVICES - LIMI'I' 72 CHARACTERS INCLUDING PUNCTUATION AND SPACES

On-Call, As Needed Maintenance and Repair of Traffic Operations Systems Network (TOSNET) Telecommunications Infrastructure

9.  AGREEMENT OUTLINE (Include reason for Agreement. Identify specific problem, administrative requirement, program need or other circumstances making the Agreement necessary; include special or unusual terms and conditions.)

The services provided by this Agreement are necessary to maintain the communication infrastructure system, network systems and associated equipment for the TOSNET Infrastructure for District 10.

10. PAYMENT' TERMS (More than one may apply.)
☐ MONTHLY FLAT RATE	☐ QUARTERLY	☐ ONE-TIME PAYMENT	☐ PROGRESS PAYMENT

☒ ITEMIZED INVOICE	☐ WITHHOLD ____ %	☐ ADVANCED PAYMENT NOT TO EXCEED

☐ REIMBURSEMENT/REVENUE		$ __________________ or __________ %

☒ OTHER (Explain) Payment in arrears
11. PROJECTED EXPENDITURES FUND TITLE	ITEM	F.Y.	CHAPTER	STATUTE,	PROJECTED EXPENDITURES'
State Highway Account	2660-001-0042	10/11	712	2010	$158,000.00
State Highway Account	2660-001-0042	11/12		2011	$158,000.00
State Highway Account	2660-001-0042	12/13		2012	$84,499.60
State Highway Account	2660-001-0042	13/14		2013	$3,000.00
OBJECT CODE 56-3497-0000001025-N-7132			AGREEMENT TOTAL		$403,499.60
OPTIONAL. USE			AMOUNT ENCUMBERED BY THIS DOCUMENT $ 403,499,60
I CERTIFY upon my own personal knowledge that the budgeted funds for the current budget year are available for the period and purpose of the expenditure stated above.			PRIOR AMOUNT ENCUMBERED FOR THIS AGREEMENT $
ACCOUNTING OFFICER'S SIGNATURE /s/ Illegible	DATE SIGNED 5/11/11		TOTAL, AMOUNT ENCUMBERED TO DATE $ 403,499.60
	TERM		TOTAL COST OF THIS TRANSACTION	BID, SOLE SOURCE, EXEMPT
12. AGREEMENT	From	Through
Origin at	06/01/11	05/31/14	$403,499.60	BID
Amendment No 1				$
Amendment No. 2				$
Amendment No. 3				$
		TOTAL	$403,499.60

(continue)

STATE OF CALIFORNIA
AGREEMENT SUMMARY
STD 215 (Rev 04/2002)

13. BIDDING METHOD USED:
☐ REQUEST FOR PROPOSAL (RFP)	☒ INVI'TAT'ION FOR BID (IFB)	☐ USE OF MASTER SERVICE AGREEMENT
(Attach justification if secondary method is used)
☐ SOLE SOURCE CONTRACT	☐ EXEMPT FROM BIDDING	☐ OTHER (Explain)
(Attach STD. 821)

NOTE: Proof of advertisement in the State Contracts Register or an approved form STD. 821, Contract Advertising Exemption Request, must be attached
14. SUMMARY OF BIDS (List of bidders, bid amount, and small business status) (If an amendment, sole source or exempt, leave blank)
(1) Michael J. Sullivan Communications - SB-No - $403,499.60; (2) Republic ITS — SB-No - $560,600.00
15. IF AWARD OF AGREEMENT'S TO OTHER THAN THE LOWER BIDDER, PLEASE EXPLAIN REASON(S) (If an amendment, sole source, or exempt, leave blank) N/A
16. WHAT IS THE BASIS FOR DETERMINING THAT THE PRICE OR RATE IS REASONABLE? The solicitation was advertised for competitive bids and was awarded to the lowest responsive responsible bidder.
17. JUSTIFICATION FOR CONTRACTING OUT (Check one)
☐ Contracting out is based on cost savings per Government Code 19130(a). The State Personnel Board has been so notified.	☐ Contracting out is justified based on Government Code 19130(b)(3). Justification for the Agreement is described below.
Justification: The Contractor will provide the resources that could not feasibly be provided by the Department. The services are not available within civil service (including other State Departments), cannot be performed satisfactorily by civil service employees.

18. FOR AGREEMENTS IN EXCESS OF $5,000, HAS THE LETTING OF THE AGREEMENT BEEN REPORTED TO THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING? ☐ NO ☒ YES ☐ N/A	19. HAVE CONFLICT OF INTEREST ISSUES BEEN IDENTIFIED AND RESOLVED AS REQUIRED BY THE STATE CONTRACT MANUAL SECTION 7.10? ☐ NO ☐ YES ☒ N/A	20. FOR CONSULTING AGREEMENTS, DID YOU REVIEW ANY CONTRACTOR EVALUATIONS ON FILE WITH THE DGS LEGAL OFFICE? ☐ NO ☐ YES ☐ NONE ON FILE ☒ N/A

21. IS A SIGNED COPY OF THE FOLLOWING ON FILE AT YOUR AGENCY FOR THIS CONTRACTOR?		22. REQUIRED RESOLUTIONS ARE ATTACHED
A. CONTRACTOR CERTIFICATION CLAUSES	B. STD. 204, VENDOR DATA RECORD
☐ NO ☒ YES ☐ N/A	☐ NO ☒ YES ☐ N/A	☐ NO ☐ YES ☒ N/A
23. ARE DISABLED VETERANS BUSINESS ENTERPRISE GOALS REQUIRED? (If an amendment, explain changes, if any)
☒ NO (Explain below)	☐ YES (if yes complete the folowing)
DISABLED VETERAN BUSINESS ENTERPRISES;	_________ % OF AGREEMENT	☐ Good faith effort documentation attached if
3% goal is not reached.
Explain:		☐ We have determined that the contractor has made
Office of Business & Economic Opportunity (aka Office of Civil Rights) has approved a No Goals Request on January 10, 2011, Tracking Number 101699		a sincere good faith effort to meet the goal.
24. IS THIS A SMALL BUSINESS CERTIFIED BY OSBCR? (Indicate Industry Group)	___________________________	SMALL BUSINESS REFERENCE NUMBER
25. IS THIS AGREEMENT (WITH AMENDMENTS) FOR A PERIOD OF TIME LONGER THAN TWO YEARS? (If YES, provide justification) ☐ NO ☒ YES
Contractors rates can be obligated and budgeted for the extended period of time, as well as, Caltrans has service without interruption for an extended period of time
I certify that all copies of the referenced Agreement will conform to the original Agreement sent to the Department of General Services.
SIGNATURE/TITLE	DATED SIGNED
/s/ Lindy K. Wilson
Lindy K. Wilson, Contract Officer	6-1-11

STATE OF CALIFORNIA-DEPARTMENT OF FINANCE PAYEE DATA RECORD (Required when receiving payment from the State of California in lieu of IRS W-9) STD. 204 (Rev. 6-2003)	Agreement Number 56A0298

INSTRUCTIONS: Complete all information on this form. Sign, date, and return to the State agency (department/office) address shown at the bottom of this page. Prompt return of this fully completed form will prevent delays when processing payments. information provided in this form will be used by State agencies to prepare information Returns (1099). See reverse side for more information and Privacy Statement.

1

NOTE: Governmental entities, federal State, and local (including school districts), are not required to submit this form.
PAYEE'S LEGAL BUSINESS NAME (Type or Print)
Michal J, Sullivan Communications
	SOLE PROPRIETOR -ENTER NAME AS SHOWN ON SSN (Last, First, MI.)												E- MAIL ADDRESS
2	Michael J, Sullivan												msullivaroffice@gmail.com
	MAILING ADDRESS					BUSINESS ADDRESS
4830 Sorento Rd
	CITY, STATE, ZIP CODE					CITY, STATE, ZIP CODE
SACTO, CA 95835

3	ENTER FEDERAL EMPLOYER IDENTIFICATION NUMBER (FEIN):								-
NOTE: Payment will not be processed without an accompanying taxpayer I.D. number
☐ PARTNERSHIP CORPORATION:
PAYEE
ENTITY	☐ ESTATE OR TRUST		☐ MEDICAL (e.g.. dentistry psychotherapy, chiropractic, etc.)
TYPE
☐ LEGAL- (e.g., attorney services)

CHECK			☐ EXEMPT (nonprofit)
ONE BOX
ONLY			☐ ALL OTHERS

	☒ INDIVIUAL OR SOLE PROPERIETOR ENTER SOCIAL SECURITY NUMBER:		3	7	3	-	7	1	-	2	5	6	8
(SSN required by authority of California Revenue and Tax Code .Section 18646)
☒ California resident - Qualified to do business in California or maintains a permanent place of business in California.
4
☐ California nonresident (see reverse side) - Payments to nonresidents for services may be subject to State income tax withholding.

PAYEE			☐ No services performed in California.
RESIDENCY			☐ Copy of Franchise Tax Board waiver of State withholding attached.
STATUS

5	I hereby certify under penalty of perjury that the information provided on this document is true and correct. Should my residency status change, I will promptly notify the State agency below.
	AUTHORIZED PAYEE REPRESENTATIVE’S NAME (Type or Print)											TITLE
	Michal J, Sullivan											Owner
	SIGNATURE						DATE					TELEPHONE
	/s/ Michal J, Sullivan						5/27/11					(916) 564 - 4359

6	Please return completed form to:

	Department/Office:		California Department of Transportation (Caltrans)

	Unit/Section:	Division of Procurement and Contracts MS65

	Mailing Address:		1727 30th Street 4th Floor

	City/State/Zip:	Sacramento, CA 95816

	Telephone:	(916) 227-6124		Fax:		(916) 227-6138

	E-mail Address:	Calandra_Tillman@dot.ca.gov

STATE OF CALIFORNIA-DEPARTMENT OF FINANCE
PAYEE DATA RECORD
STD. 204 (Rev, 6-2003) (PAGE 2)

1	Requirement to Complete Payee Data Record, STD. 204

A completed Payee Data Record, STD. 204, is required for payments to all non-governmental entities and will be kept on file at each State agency. Since each State agency with which you do business must have a separate STD. 204 on file, it is possible for a payee to receive this form from various State agencies.

Payees who do not wish to complete the STD. 204 may elect to not do business with the State. If the payee does not complete the STD. 204 and the required payee data is not otherwise provided, payment may be reduced for federal backup withholding and nonresident State income tax withholding. Amounts reported on Information Returns (1099) are in accordance with the Internal Revenue Code and the California Revenue and Taxation Code.

2
Enter the payee's legal business name. Sole proprietorships must also include the owner's full name. An individual must list his/her full name. The mailing address should be the address at which the payee chooses to receive correspondence. Do not enter payment address or lock box information here.

3
Check the box that corresponds to the payee business type. Check only one box. Corporations must check the box that identifies the type of corporation. The State of California requires that all parties entering into business transactions that may lead to payment(s) from the State provide their Taxpayer Identification Number (TIN). The TIN is required by the California Revenue and Taxation Code Section 18646 to facilitate tax compliance enforcement activities and the preparation of Form 1099 and other information returns as required by the Internal Revenue Code Section 6109(a).

The TIN for individuals and sole proprietorships is the Social Security Number (SSN). Only partnerships, estates, trusts, and corporations will enter their Federal Employer Identification Number (FEIN).

4	Are you a California resident or nonresident?

A corporation will be defined as a "resident" if it has a permanent place of business in California or is qualified through the Secretary of State to do business in California.

A partnership is considered a resident partnership if it has a permanent place of business in California. An estate is a resident if the decedent was a California resident at time of death. A trust is a resident if at least one trustee is a California resident.

For individuals and sole proprietors, the term "resident" includes every individual who is in California for other than temporary or transitory purpose and any individual domiciled in California who is absent for a temporary or transitory purpose. Generally,. an individual who comes to California for a purpose that will extend over a long or indefinite period will be considered a resident. However, an individual who comes to perform a particular contract of short duration will be considered a nonresident.

Payments to all nonresidents may be subject to withholding. Nonresident payees performing services in California or receiving rent, lease, or royalty payments from property (real or personal) located in California will have 7% of their total payments withheld for State income taxes. However, no withholding is required if total payments to the payee are $1,500 or less for the calendar year.

For information on Nonresident Withholding, contact the Franchise Tax Board at the numbers listed below:
Withholding Services and Compliance Section: 1-888-792-4900 E-mail address: wscs.gen@ftb.ca.gov
For hearing impaired with TDD, call: 1-800-822-6268 Website: www.ftb.ca.gov
5	Provide the name, title, signature, and telephone number of the individual completing this form. Provide the date the form was completed.
6	This section must be completed by the State agency requesting the STD. 204.
Privacy Statement

Section 7(b) of the Privacy Act of 1974 (Public Law 93-579) requires that any federal, State, or local governmental agency, which requests an individual to disclose their social security account number, shall inform that individual whether that disclosure is mandatory or voluntary, by which statutory or other authority such number is solicited, and what uses will be made of it.

It is mandatory to furnish the information requested. Federal law requires that payment for which the requested information is not provided is subject to federal backup withholding and State law imposes noncompliance penalties of up to $20,000.

You have the right to access records containing your personal information, such as your SSN. To exercise that right, please contact the business services unit or the accounts payable unit of the State agency(ies) with which you transact that business. All questions should be referred to the requesting State agency listed on the bottom front of this form.

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 05/27/2011
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER			CONTACT NAME:	Luke Kirkendall
	ProSource Insurance Services PO Box 19430		PHONE (A/C, No, Ext):	(619) 469-9600	FAX (A/C, No):	(619) 469-6600
	San Diego	CA 92159	E-MAIL ADDRESS:	service@prosourceia.com

			INSURER(S) AFFORDING COVERAGE			NAIC #
			INSURER A:	United Specialty Insurance Company
INSURED			INSURER B:
	Mike Sullivan		INSURER C:
	Mike J Sullivan Communications		INSURER D:
	4830 Sorento Road		INSURER E:
	Sacramento	CA 95835	INSURER F:
COVERAGES	CERTIFICATE NUMBER:	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
A	GENERAL LIABILITY			SIG0900328-00	05/24/2011	05/24/2012	EACH OCCURRENCE	$ 1,000,000
	☒COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 50,000
	☐☐ CLAIMS-MADE ☒ OCCUR						MED EXP (Any one person)	$ 5,000
	☐						PERSONAL & ADV INJURY	$ 1,000,000
	☐						GENERAL AGGREGATE	$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						PRODUCTS - COMP/OP AGG	$ 1,000,000
☒POLICY ☐ PROJECT ☐LOC
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	☐ANY AUTO ☐SCHEDULED AUTOS						BODILY INJURY (Per person)	$
	☐ ALL OWNED AUTOS ☐NON-OWNED AUTOS						BODILY INJURY (Per accident)	$
	☐ HIRED AUTOS						PROPERTY DAMAGE (Per accident)	$

	☐ UMBRELLA LIAB ☐ OCCUR						EACH OCCURRENCE	$
	☐EXCESS LIAB ☐ CLAIMS-MADE						AGGREGATE	$
☐DED ☐ RETENTION $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY						☐ WC STATUTORY LIMITS ☐ OTHER
	ANY PROPRIETOR/PARTNER/EXECUTIVE Y/N	N/A					E.L. EACH ACCIDENT	$
	OFFICER/MEMBER EXCLUDED? ☐						E.L. DISEASE - EA EMPLOYEE	$
	(Mandatory In NH)						E.L. DISEASE - POLICY LIMIT	$
If yes, describe under DESCRIPTION OF OPERATIONS below

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedules If more space Is required)
Cancellation 10 days non-pay; 30 all other.
The State of California, its officers, agents, employees, and servants are named as additional insured, but only with respect to work performed for the State of California under this Agreement.
RE: 56A0298

CERTIFICATE HOLDER	CANCELLATION	Al 005341

California Department of Transportation	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
Division of Procurement and Contracts
1727 30th Street MS65	AUTHORIZED REPRESENTATIVE
Sacramento CA 95816-

Fax:( )	© 1988-2010 ACORD CORPORATION. All rights reserved
ACORD 25 (2010/05)	The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 06/01/2011
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER		916-488-3100	CONTACT NAME:	Emily Clark
	InterWest Insurance Services License #0B01094	916-979-7992	PHONE (A/C, No, Ext):	916-609-8306	FAX (A/C, No):	916-979-7506
	P.O. Box 255188 Sacramento, CA 95865-5188		E-MAIL ADDRESS:	eclark@iwins.com
	Specialized Business Unit		PRODUCER CUSTOMER ID#	MIKES11

			INSURER(S) AFFORDING COVERAGE			NAIC #
			INSURER A:	United Financial Casualty		11770
INSURED			INSURER B:
	Mike Sullivan		INSURER C:
	4830 Sorento Road		INSURER D:
	Sacramento, CA 95835		INSURER E:
INSURER F:
COVERAGES	CERTIFICATE NUMBER:	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	GENERAL LIABILITY						EACH OCCURRENCE	$
	☐COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
	☐☐ CLAIMS-MADE ☐ OCCUR						MED EXP (Any one person)	$
	☐						PERSONAL & ADV INJURY	$
	☐						GENERAL AGGREGATE	$
	GEN'L AGGREGATE LIMIT APPLIES PER						PRODUCTS - COMP/OP AGG	$
☐POLICY ☐ PROJECT ☐LOC
	AUTOMOBILE LIABILITY	X					COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
A	☐ANY AUTO ☐SCHEDULED AUTOS			080157160	05/27/11	05/27/12	BODILY INJURY (Per person)	$
	☒ ALL OWNED AUTOS ☒NON-OWNED AUTOS						BODILY INJURY (Per accident)	$
	☒ HIRED AUTOS						PROPERTY DAMAGE (Per accident)	$

	☐ UMBRELLA LIAB ☐ OCCUR						EACH OCCURRENCE	$
	☐EXCESS LIAB ☐ CLAIMS-MADE						AGGREGATE	$
☐DED ☐ RETENTION $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY						☐ WC STATUTORY LIMITS ☐ OTHER
	ANY PROPRIETOR/PARTNER/EXECUTIVE Y/N	N/A					E.L. EACH ACCIDENT	$
	OFFICER/MEMBER EXCLUDED? ☐						E.L. DISEASE - EA EMPLOYEE	$
	(Mandatory In NH)						E.L. DISEASE - POLICY LIMIT	$
If yes, describe under DESCRIPTION OF OPERATIONS below

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule If more space Is required)
RE: 56A0298
The State of California, its officers, agents, employees and servants are included as Additional Insured, but only with respect to work preformed for the State of California under this agreement.

CERTIFICATE HOLDER	CANCELLATION

California Department of Transportation	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
Division of Procurement and Contracts
1727 30th Street MS65	AUTHORIZED REPRESENTATIVE
Sacramento, CA 95816

© 1988-2010 ACORD CORPORATION. All rights reserved
ACORD 25 (2009/09)	The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE	DATE (MM/DD/YYYY) 05/27/2011
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER		CONTACT NAME:
	PAYCHEX INSURANCE AGENCY INC 210705 P:( ) - F:(888)443-6112	PHONE (A/C, No, Ext):	FAX (A/C, No):	(888) 443-6112
	PO BOX 33015 SAN ANTONIO TX 78265	E-MAIL ADDRESS:
PRODUCER CUSTOMER ID#
		INSURER(S) AFFORDING COVERAGE		NAIC #
		INSURER A:	Twin City Fire Ins Co
INSURED		INSURER B:
	Mike Sullivan Communications	INSURER C:
	4830 Sorento Road	INSURER D:
	Sacramento, CA 95835	INSURER E:
INSURER F:
COVERAGES	CERTIFICATE NUMBER:	REVISION NUMBER:
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS
	GENERAL LIABILITY						EACH OCCURRENCE	$
	☐COMMERCIAL GENERAL LIABILITY						DAMAGE TO RENTED PREMISES (Ea occurrence)	$
	☐☐ CLAIMS-MADE ☐ OCCUR						MED EXP (Any one person)	$
	☐						PERSONAL & ADV INJURY	$
	☐						GENERAL AGGREGATE	$
	GEN'L AGGREGATE LIMIT APPLIES PER:						PRODUCTS - COMP/OP AGG	$
☐POLICY ☐ PROJECT ☐LOC
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	☐ANY AUTO ☐SCHEDULED AUTOS						BODILY INJURY (Per person)	$
	☐ ALL OWNED AUTOS ☐NON-OWNED AUTOS						BODILY INJURY (Per accident)	$
	☐ HIRED AUTOS						PROPERTY DAMAGE (Per accident)	$

	☐ UMBRELLA LIAB ☐ OCCUR						EACH OCCURRENCE	$
	☐EXCESS LIAB ☐ CLAIMS-MADE						AGGREGATE	$
☐DEDUCTIBLE ☐ RETENTION $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY						☒ WC STATUTORY LIMITS ☐ OTHER
	ANY PROPRIETOR/PARTNER/EXECUTIVE Y/N	N/A					E.L. EACH ACCIDENT	$ 1,000,000
	OFFICER/MEMBER EXCLUDED? ☐			76 WEG DG2798	05/24/2011	05/24/2012	E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
	(Mandatory In NH)						E.L. DISEASE - POLICY LIMIT	$ 1,000,000
If yes, describe under DESCRIPTION OF OPERATIONS below

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule If more space Is required)
Those usual to the Insured's Operations. A waiver of subrogation applies in favor of the certificate holder per form WC040306 attached to this policy. Agreement #-56A0298

CERTIFICATE HOLDER	CANCELLATION

California Department of Transportation/	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
Division of Procurement and Contracts
1727 30th St #65	AUTHORIZED REPRESENTATIVE
Sacramento, CA 95816

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